     As filed with the Securities and Exchange Commission on December 19, 2000
                                                      Registration No. 333-31116
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM S-6
                         Post-Effective Amendment No. 1


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   -----------

           FIRST PENN-PACIFIC VARIABLE LIFE INSURANCE SEPARATE ACCOUNT
                              (Exact Name of Trust)

                    FIRST PENN-PACIFIC LIFE INSURANCE COMPANY
                               (Name of Depositor)
                              10 N. Martingale Road
                           Schaumburg, Illinois 60173
          (Complete Address of Depositor's Principal Executive Offices)

                             Marcia L. DuMond, Esq.
                    FIRST PENN-PACIFIC LIFE INSURANCE COMPANY
                              10 N. Martingale Road
                           Schaumburg, Illinois 60173
                (Name and Complete Address of Agent for Service)


Copies to:
Joan E. Boros, Esq.
Christopher S. Petito, Esq.
Jorden Burt Boros Cicchetti
       Berenson & Johnson LLP
1025 Thomas Jefferson Street, N.W.
Washington, D.C.  20007-5201


Securities being offered - variable portion of flexible premium variable life insurance policies


     It is proposed that this filing will become effective
     (check appropriate box)



___ immediately upon filing pursuant to paragraph (b)
_X_ on December 19, 2000 pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a) (1)
___ on (date) pursuant to paragraph (a) (1)
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment





The registrant is registering an indefinite amount of securities, by reason of
Section 24(f) of the Investment Company Act of 1940.




                        -------------------------------
:76247-1

                       CROSS REFERENCE SHEET TO PROSPECTUS

Cross reference sheet pursuant to Rule 404(c) showing location in Prospectus of information required by Items of Form N-8B-2.

ITEM NUMBER IN FORM N-8B-2                CAPTION IN PROSPECTUS

               ORGANIZATION AND GENERAL INFORMATION
1.   (a)     Name of trust .........................................................  Cover, Definitions

     (b)     Title of each class of securities issued ..............................  Cover, Purchase of Policy and
                                                                                      Allocation of Net Premiums

2.   Name & address of each depositor ..............................................  Cover, First Penn-Pacific Life
                                                                                      Insurance Company

3.   Name & address of custodian ...................................................  Variable Account

4.   Name & address of principal underwriter .......................................  Distribution of Policies

5.   State in which organized ......................................................  Variable Account

6.   Date of organization ..........................................................  Variable Account

9.   Material litigation ...........................................................  Legal Proceedings

GENERAL DESCRIPTION OF THE TRUST AND SECURITIES OF THE TRUST

GENERAL INFORMATION CONCERNING SECURITIES AND RIGHTS OF HOLDERS

10.  (a), (b)Type of Securities ....................................................  Cover, Purchase of Policy and
                                                                                      Allocation of Net Premiums

     (c)     Rights of security holders ............................................  Cover, Amount Payable on
             re: withdrawal or redemption                                             Surrender of the Policy, Policy
                                                                                      Loans, Cancellation

     (d)     Rights of security holders ............................................  Cover, Cancellation, Amount
             re: conversion, transfer or partial withdrawal                           Payable on Surrender of the
                                                                                      Policy, Partial Withdrawals,
                                                                                      Allocation of Net Premiums,
                                                                                      Transfer of Policy Account
                                                                                      Value

     (e)     Rights of security holders ............................................  Termination and Grace Period,
             re: lapses, default, & reinstatement                                     Reinstatement

     (f)     Provisions re: voting rights ..........................................  Voting Rights

     (g)     Notice to security holders ............................................  Statements to Policy Owners

     (h)     Consent of security holders ...........................................  Additions, Deletions, and
                                                                                      Substitutions of Securities,
                                                                                      Allocation of Net Premiums

     (i)     Other principal features ..............................................  Deductions and Charges,
                                                                                      Policy Benefits and Rights,
                                                                                      Policy Account Value


                                       ii


INFORMATION CONCERNING SECURITIES UNDERLYING TRUST'S SECURITIES

11.  Unit of specified securities in which security holders have an interest          Cover,Portfolios

12.  (a)-(d) Name of company, name & address of its custodian ......................  Cover, Portfolios

INFORMATION CONCERNING LOADS, FEES, CHARGES & EXPENSES

13.  (a)     With respect to each load, fee, charge & expense ......................  Deduction and Charges

     (b)     Deductions for sales charges ..........................................  Surrender Charge

     (c)     Sales load as percentage of amount invested ...........................  Surrender Charge

     (d)-(g) Other loads, fees & expenses ..........................................  Deductions and Charges

INFORMATION CONCERNING OPERATION OF TRUST

14.  Procedure for applications for & issuance of trust's securities ...............  Application for a Policy,
                                                                                      Allocation of Net Premiums,
                                                                                      Distribution of Policies

15.  Procedure for receipt of payments from purchases of trust's securities ........  Application for a Policy,
                                                                                      Allocation of Net Premiums,
                                                                                      Premiums, Transfer of Policy
                                                                                      Account Value

16.  Acquisition and disposition of underlying securities ..........................  Cover, Portfolios

17.  (a)     Procedure for withdrawl ...............................................  Cover, Amount Payable on
                                                                                      Surrender of the Policy, Partial
                                                                                      Withdrawals, Cancellation

     (b)     Redemption or repurchase ..............................................  Cover, Amount Payable on
                                                                                      Surrender of the Policy, Partial
                                                                                      Withdrawals, Cancellation
     (c)     Cancellation or resale ................................................  Not Applicable

18.  (a)     Income of the Trust ...................................................  Portfolios, Allocation of  Net
                                                                                      Premiums

19.  Procedure for keeping records & furnishing information to security               Portfolios, Statements to Policy
     holder ........................................................................  Owners

21. (a)&(b)  Loans to security holders .............................................  Policy Loans

23.  Bonding arrangements for depositor ............................................  Safekeeping of the Variable
                                                                                      Account's Assets

24.  Other material provisions .....................................................  General Policy Provisions

ORGANIZATION, PERSONNEL & AFFILIATED PERSONS OF DEPOSITOR

ORGANIZATION & OPERATIONS OF DEPOSITOR

25.  Form, state & date of organization of depositor ...............................  First Penn-Pacific Life
                                                                                      Insurance Company


                                       iii

27.  General character of business of depositor ....................................  First Penn-Pacific Life
                                                                                      Insurance Company

28.  (a)     Officials and affiliates of the depositor .............................  First Penn-Pacific Life
                                                                                      Insurance Company, Officers
                                                                                      and Directors of First Penn-
                                                                                      Pacific

     (b)     Business experience of officers and directors of the depositor ........  Officers and Directors of First
                                                                                      Penn-Pacific

COMPANIES OWNING SECURITIES OF DEPOSITOR

29.  Each company owning 5% of voting securities of depositor ......................  First Penn-Pacific Life
                                                                                      Insurance Company

CONTROLLING PERSONS

30.  Control of depositor ..........................................................  First Penn-Pacific Life
                                                                                      Insurance Company

                   DISTRIBUTION & REDEMPTIONS OF SECURITIES

DISTRIBUTION OF SECURITIES

35.  Distribution ..................................................................  First Penn-Life Insurance
                                                                                      Company, Distribution of
                                                                                      Policies

38.  (a)     General descriptionof method of distribution of securities ............  Distribution of Policies

     (b)     Selling agreement between trust or depositor & underwriter ............  Distribution of Policies

     (c)     Substance of current agreements .......................................  Distribution of Policies

PRINCIPAL UNDERWRITER

39.  (a)&(b) Principal Underwriter .................................................  Distribution of Policies

41.  Character of Underwriter's business ...........................................  Distribution of Policies

OFFERING PRICE OR ACQUISITION VALUE OF SECURITIES OF TRUST

44.  Information concerning offering price or acquisition valuation of                Portfolios, Policy Account
     security of trust. (All underlying securities are shares                         Value
     in registered investment companies.) ..........................................

REDEMPTION VALUATION OF SECURITIES OF TRUST

46.  Information concerning redemption valuation of securities of trust. (All         Portfolios, Policy Account
     underlying securities are shares in a registered investment company.) .........  Value

PURCHASE & SALE OF INTERESTS IN UNDERLYING SECURITIES

47.  Maintenance of Position .......................................................  Cover, Variable Account,
                                                                                      Portfolios, Allocation of Net
                                                                                      Premiums

       INFORMATION CONCERNING TRUSTEE OR CUSTODIAN

48.  Custodian of trust ............................................................  Variable Account


                                       iv

50.  Lien on trust assets ..........................................................  Variable Account

INFORMATION CONCERNING INSURANCE OF HOLDERS OF SECURITIES

51.  (a)     Name & address of insurer .............................................  Cover, First Penn-Pacific Life
                                                                                      Insurance Company

     (b)     Types of Contracts ....................................................  Cover, Purchase of Policy and
                                                                                      Allocation of Net Premiums,
                                                                                      Federal Tax Considerations

     (c)     Risks insured & excluded ..............................................  Death Benefit, Optional
                                                                                      Insurance Benefits,
                                                                                      Misstatement as to Age and
                                                                                      Sex, Suicide

     (d)     Coverage ..............................................................  Cover, Purchase of Policy and
                                                                                      Allocation of Net Premiums

     (e)     Beneficiaries .........................................................  Death Benefit, Beneficiary

     (f)     Terms of cancellations & reinstatement ................................  Termination

     (g)     Method of determining amount of premium paid by holder ................  Purchase of Policy and
                                                                                      Allocation of Net Premiums

                              POLICY OF REGISTRANT

52.  (a)&(c) Selection of Portfolio securities .....................................  Additions, Deletions, and
                                                                                      Substitutions of Securities

REGULATED INVESTMENT COMPANY

53.  (a)     Taxable status of trust ...............................................  Taxation of First Penn-Pacific
                                                                                      and the Variable Account

               FINANCIAL AND STATISTICAL INFORMATION

59.  Financial Statements ..........................................................  Financial Statements

*Items not listed are not applicable to this Registration Statement.

                                   PROSPECTUS
                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE POLICIES
                                   ISSUED BY
                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY
                             IN CONNECTION WITH ITS
          FIRST PENN-PACIFIC VARIABLE LIFE INSURANCE SEPARATE ACCOUNT
                             10 N. MARTINGALE ROAD
                           SCHAUMBURG, ILLINOIS 60173
                             ADMINISTRATIVE OFFICE
                                 P.O. BOX 5048
                        HARTFORD, CONNECTICUT 06102-5048
                                 1-888-633-2205

    This prospectus describes Flexible Premium Variable Life Insurance Policies (the "Policies") offered by First Penn-Pacific Life Insurance Company ("we", "us, or "First Penn-Pacific") for prospective insured persons ages 30-80. We require you to pay at least $10,000 in Initial Premium. Subject to certain restrictions, however, you may pay additional Premiums and increase or decrease the level of life insurance benefits under your Policy.

    You may also choose our Long-Term/Convalescent Care Benefits Riders. These Riders provide primarily for the reimbursement of certain care expenses during the life of the Insured if he or she becomes Chronically Ill, as defined in the Riders. The total benefits payable under our base Rider equals the Death Benefit under your Policy, less any loans. You may also purchase extended coverage. Payment of benefits under the base Rider reduces the Death Benefit payable by an equal amount. The Long-Term/Convalescent Care Benefits Riders are described at pages [30-32] of this Prospectus.

    You also may choose our Guarantee Enhancement Rider. While this Rider is in effect, your Policy will remain in force at a reduced level of coverage if the Surrender Value no longer is sufficient to pay the monthly charges.

    The Policy is a modified endowment contract for Federal income tax purposes, except in certain cases described in "Federal Tax Considerations" beginning on page [41]. A loan, distribution or other amount received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the Policy. Any taxable withdrawal will also be subject to an additional ten percent penalty tax, with certain exceptions.

                            (CONTINUED ON NEXT PAGE)

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE DATE OF THIS PROSPECTUS IS DECEMBER 19, 2000.

    The Policy currently offers thirty-four investment options, each of which is a Sub-Account of the First Penn-Pacific Variable Life Insurance Separate Account (the "Variable Account"). Each Sub-Account invests exclusively in shares of one of the following Portfolios:

                          AIM VARIABLE INSURANCE FUNDS

- AIM V.I. Growth Fund

- AIM V.I. International Equity Fund

- AIM V.I. Value Fund

                  AMERICAN FUNDS INSURANCE SERIES (ALSO KNOWN
                     AS AMERICAN VARIABLE INSURANCE SERIES)

- Global Small Capitalization Fund--Class 2

- Growth Fund--Class 2

- Growth-Income Fund--Class 2

                          DELAWARE GROUP PREMIUM FUND

- Devon Series--Standard Class

- Emerging Markets Series--Standard Class

- High Yield Series--Standard Class (formerly Delchester Series)

- REIT Series--Standard Class

- Small Cap Value Series--Standard Class

- Trend Series--Standard Class

                   DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST
                      (FORMERLY BT INSURANCE FUNDS TRUST)

- EAFE-Registered Trademark- Equity Index Fund

- Equity 500 Index Fund

- Small Cap Index Fund

                   FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

- Growth Portfolio--Service Class

- High Income Portfolio--Service Class

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

- Contrafund Portfolio--Service Class

                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND III

- Growth Opportunities Portfolio--Service Class

                          FRANKLIN TEMPLETON VARIABLE
                            INSURANCE PRODUCTS TRUST

- Templeton Growth Securities Fund--Class 2 (formerly Templeton Stock Fund)

- Templeton International Securities Fund--Class 2 (formerly Templeton International Fund)

                               JANUS ASPEN SERIES

- Janus Aspen Series Balanced Portfolio--Service Shares

- Janus Aspen Series Worldwide Growth Portfolio--Service Shares

                         LINCOLN NATIONAL ("LN") FUNDS

- LN Bond Fund, Inc.

- LN Capital Appreciation Fund, Inc.

- LN Equity-Income Fund, Inc.

- LN Global Asset Allocation Fund, Inc.

- LN Money Market Fund, Inc.

- LN Social Awareness Fund, Inc.

               MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST

- MFS Emerging Growth Series

- MFS Total Return Series

- MFS Utilities Series

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

- AMT Mid-Cap Growth Portfolio

- AMT Partners Portfolio

    Not all of the Sub-Accounts may be available under your Policy. You should contact your representative for further information as to the availability of the Sub-Accounts. We may make other investment options available in the future. You also may allocate all or part of your Net Premiums to our Fixed Account.

    Your Policy does not have a guaranteed minimum Policy Account Value. Your Policy Account Value will rise and fall, depending on the investment performance of the Portfolios underlying the Sub-Accounts to which you allocate your Net Premiums. You bear the entire investment risk on amounts allocated to the Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios. The Policy Account Value will also reflect Net Premiums, amounts withdrawn, and cost of insurance and any other charges.

    When the Insured dies, we will pay a Death Benefit to a Beneficiary specified by you. We will subtract from the Death Benefit the Loan Account Value, any unpaid loan interest, any unpaid Policy charge, and any benefits previously paid under our Long Term/Convalescent Care Benefits Riders. The Death Benefit generally will equal the Specified Amount of your Policy. In certain circumstances, however, the Death Benefit may be greater than the Specified Amount of your Policy. In those circumstances, the Death Benefit may increase or decrease based on the investment experience of the Portfolios underlying the Sub-Accounts to which you have allocated your Net Premiums.

    Your Policy will remain in force as long as your Surrender Value is sufficient to pay the monthly charges or you have an in force Guarantee Enhancement Rider. You generally may cancel your Policy by returning it to us within thirty days after you receive it. We will refund your Premium.

    In the future, in certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this Prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

    IT MAY NOT BE ADVANTAGEOUS FOR YOU TO PURCHASE VARIABLE LIFE INSURANCE TO REPLACE YOUR EXISTING INSURANCE COVERAGE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

    YOUR POLICY AND THE INVESTMENTS IN THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK. YOUR POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. YOUR POLICY IS NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

    THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. IF ANY OF THOSE PROSPECTUSES ARE MISSING OR OUTDATED, PLEASE CONTACT US AND WE WILL SEND YOU THE PROSPECTUS YOU NEED.

    PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE
REFERENCE.

    The Policy may not be available in all states.

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
DEFINITIONS.................................................      6

FEES AND EXPENSES...........................................      8

QUESTIONS AND ANSWERS ABOUT YOUR POLICY.....................     12

PURCHASE OF POLICY AND ALLOCATION OF NET PREMIUMS...........     18
  Application for a Policy..................................     18
  Premiums..................................................     19
  Allocation of Net Premiums................................     19
  Policy Account Value......................................     19
  Accumulation Unit Value...................................     20
  Transfer of Policy Account Value..........................     20
  Transfers Authorized by Telephone.........................     21
  Dollar Cost Averaging.....................................     21
  Asset Rebalancing.........................................     22

THE INVESTMENT AND FIXED ACCOUNT OPTIONS....................     22
  Variable Account Investments..............................     22
    Portfolios..............................................     22
    Voting Rights...........................................     27
    Additions, Deletions, and Substitutions of Securities...     28
  The Fixed Account.........................................     28

POLICY BENEFITS AND RIGHTS..................................     29
  Death Benefit.............................................     29
  Change in the Specified Amount............................     30
  Optional Insurance Benefits...............................     30
    Long Term/Convalescent Care Benefits Riders.............     30
    Guarantee Enhancement Rider.............................     32
  Policy Loans..............................................     32
  Amount Payable on Surrender of the Policy.................     33
  Partial Withdrawals.......................................     34
  Proceeds Options..........................................     34
  Policy after Age 100......................................     35
  Termination and Grace Period..............................     35
  Reinstatement.............................................     36
  Cancellation..............................................     36
  Postponement of Payments..................................     36

DEDUCTIONS AND CHARGES......................................     36
  Premium Expense Charge....................................     36
  Mortality and Expense Risk Charge.........................     37
  Other Variable Account Charge.............................     37
  Monthly Deduction.........................................     37
    Cost of Insurance Charge................................     37
    Monthly Expense Charge..................................     38
    Rider Charges...........................................     38
  Portfolio Expenses........................................     38
  Surrender Charge..........................................     38
  Partial Withdrawal Transaction Fee........................     38
  Transfer Fee..............................................     38

                                                                PAGE
                                                              --------
  Special Provisions for Group or Sponsored Arrangements....     39

GENERAL POLICY PROVISIONS...................................     39
  Statements to Policy Owners...............................     39
  Limit on Right to Contest.................................     39
  Suicide...................................................     40
  Misstatement as to Age and Sex............................     40
  Beneficiary...............................................     40
  Assignment................................................     40
  Dividends.................................................     40
  Notice and Elections......................................     40
  Modification..............................................     40

  FEDERAL TAX CONSIDERATIONS................................     41
  Taxation of First Penn-Pacific and the Variable Account...     41
  Tax Status of the Policy..................................     41
    Diversification Requirements............................     42
    Owner Control...........................................     42
  Tax Treatment of Life Insurance Death Benefit Proceeds....     42
  Tax Deferral During Accumulation Period...................     43
    Policies Which Are MECs.................................     43
    Policies Which Are Not MECs.............................     43
  Long Term/Convalescent Care Benefits Riders...............     44
  Status of Policy after Age 100............................     44
  Actions to Ensure Compliance with the Tax Law.............     44
  Federal Income Tax Withholding............................     44
  Tax Advice................................................     44

DESCRIPTION OF FIRST PENN-PACIFIC AND THE VARIABLE
  ACCOUNT...................................................     45
  First Penn-Pacific........................................     45
  Officers and Directors of First Penn-Pacific..............     45
  Variable Account..........................................     46
  Safekeeping of the Variable Account's Assets..............     47
  State Regulation of First Penn-Pacific....................     47

DISTRIBUTION OF POLICIES....................................     47

LEGAL PROCEEDINGS...........................................     48

LEGAL MATTERS...............................................     48

REGISTRATION STATEMENT......................................     48

EXPERTS.....................................................     49

FINANCIAL STATEMENTS........................................     49

ILLUSTRATIONS...............................................    I-1

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. FIRST PENN-PACIFIC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS BASED IN THIS PROSPECTUS.

                                  DEFINITIONS

    Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT--An accounting unit of measurement that we use to calculate the value of a Sub-Account.

AGE--An Insured's age at his or her last birthday.

BENEFICIARY(IES)--The person(s) named by you to receive the Death Benefit under the Policy.

DEATH BENEFIT--The amount payable to the Beneficiary under your Policy upon the death of the Insured, before we subtract any permitted deductions under your Policy.

DOLLAR COST AVERAGING--Our program under which we periodically transfer Policy Account Value to the Sub-Accounts of your choice, until the source you designate is exhausted or you instruct us to stop.

FIXED ACCOUNT--The portion of the Policy Account Value allocated to our general account.

GRACE PERIOD--A 61-day period during which your Policy will remain in force so as to permit you to pay a sufficient amount to keep your Policy from lapsing.

INSURED--The person whose life is insured under your Policy.

ISSUE DATE--The Issue Date in your Policy Schedule. It is the date the requirements for coverage have been received, and your Policy is approved. It is used to determine Policy Anniversaries, Policy Years and the Monthly Anniversary Day.

LOAN ACCOUNT--An account established for amounts transferred from the Sub-Accounts or the Fixed Account as security for outstanding Policy Loans.

LOAN ACCOUNT VALUE--An amount equal to the sum of all amounts transferred to the Loan Account plus credited interest.

MONTHLY ANNIVERSARY DAY--The same day in each month as the Issue Date or the next Valuation Day, if that day is not a Valuation Day or is non-existent for that month. The day of the month on which the Monthly Deduction is taken from your Policy Account Value.

MONTHLY DEDUCTION--The amount deducted from your Policy Account Value on each Monthly Anniversary Day for the cost of insurance charge, the Monthly Expense Charge and the cost of any benefit Rider.

NET POLICY ACCOUNT VALUE--The Policy Account Value less the Loan Account Value.

NET PREMIUM--A Premium less any Premium Expense Charge.

POLICY ACCOUNT VALUE--The sum of the values of your interests in the Sub-Accounts, the Fixed Account and the Loan Account.

POLICY ANNIVERSARY--The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY OWNER ("YOU")--The person(s) having the privileges of ownership defined in your Policy. The Policy Owner may or may not be the same person as the Insured.

POLICY YEAR--Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S)--The underlying mutual funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM--An amount paid to us as payment for your Policy by you or on your behalf.

SEC--The United States Securities and Exchange Commission.

SPECIFIED AMOUNT--The amount designated as such on the Policy Schedule of your Policy or as subsequently changed in accordance with the terms of your Policy. It is used to determine the amount of Death Benefit.

SUB-ACCOUNT--A division of the Variable Account, which invests wholly in shares of one of the Portfolios.

SUB-ACCOUNT VALUE--The value of the assets held in a Sub-Account.

SURRENDER VALUE--The Net Policy Account Value less any Surrender Charge.

TAX CODE--The Internal Revenue Code of 1986, as amended.

VALUATION DAY--Each day the New York Stock Exchange is open for business and we are open, except any day on which we can delay payment of an amount attributable to the Variable Account as provided in "Postponement of Payments" on page [36] below.

VALUATION PERIOD--The period of time over which we determine the change in the value of the Sub-Accounts. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, on each Valuation Day and ends at the close of the NYSE on the next Valuation Day.

VARIABLE ACCOUNT--First Penn-Pacific Variable Life Insurance Separate Account, which is a segregated investment account of First Penn-Pacific.

                               FEES AND EXPENSES

    The following tables are designed to help you understand the fees and expenses that you bear, directly or indirectly, as a Policy Owner. The first table labeled "Policy Charges and Deductions" describes the Policy charges and deductions you directly bear under the Policy. The second table labeled "Portfolio Expenses" describes the fees and expenses of the Portfolios that you bear indirectly when you purchase a Policy. (See "Deductions and Charges", beginning on page [36]).

                         POLICY CHARGES AND DEDUCTIONS

CHARGES DEDUCTED FROM POLICY ACCOUNT VALUE(5)

Monthly Cost of Insurance Charge:(1)
  Current                                      Guaranteed
  Ranges from $.08 per $1,000 of net amount    Ranges from $.10 per $1,000 of net amount at
  at risk to $55.29 per $1,000 of net amount   risk to $83.33 per $1,000 of net amount at
  at risk.                                     risk.
Monthly Expense Charge:
  Current:                                     $6.00 per month
  Guaranteed Maximum:                          $8.00 per month
TRANSACTION CHARGES
Transfer Fee:                                  $25 per transfer request after the first
                                               twelve transfer requests in each Policy
                                               Year(2)
DEFERRED SALES CHARGE
Maximum Surrender Charge:                      As a percentage of your Initial Premium

                                                     ISSUE AGE              30-50            51-65            66-80
                                                 -----------------         --------         --------         --------
                                                 Policy Years 1-10            12%                8%              6%
                                                        11                   9.6%              6.4%            4.8%
                                                        12                   7.2%              4.8%            3.6%
                                                        13                   4.8%             3.27%            2.4%
                                                        14                   2.4%              1.6%            1.2%
                                                        15                     0%                0%              0%

Partial Withdrawal Transaction Fee:            Lesser of $25 or 2% of amount withdrawn per
                                               partial withdrawal
CHARGES DEDUCTED FROM THE SUB-ACCOUNTS
Annual Variable Account Charges:
  Mortality and Expense Risk Charge:           An annual effective rate of 1.00% of average
                                               daily net assets in the Variable Account
  Federal Income Tax Charge:                   Currently none(4)
PREMIUM EXPENSE CHARGE:                        3.5% of each Premium

------------------------
(1) The basis of the cost of insurance charges and the calculation of the net amount at risk are described in "Monthly Deduction--Cost of Insurance Charge," on page [37].

(2) Transfers under our Dollar Cost Averaging and Asset Rebalancing programs do not count against the twelve free transfer limit. See "Transfer Fee" on pages [38-39].

(3) The Surrender Charge is a percentage of the Initial Premium only. Payment of additional premiums does not affect the Surrender Charge. The Surrender Charge declines to 0% after the fourteenth Policy Year. The Surrender Charge is imposed to cover a portion of the sales expense we incur in distributing the Policies. See "Surrender Charge," on page [38].

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Variable Account. We reserve the right to do so in the future. See "Other Variable Account Charge", page [37].

(5) If you select our Long Term/Convalescent Care Riders or Guarantee Enhancement Rider, we will deduct an additional charge for each Rider each month as part of your monthly deduction. The monthly charge will depend upon the type of Rider(s) you select and the factors described in "Monthly Deduction--Rider Charges" on page [38].

                               PORTFOLIO EXPENSES
                  (As a percentage of average daily net assets
                 after fee waivers and expense reimbursements)

                                                                                   TOTAL       TOTAL
                                                                                 PORTFOLIO   PORTFOLIO
                                                       MANAGEMENT                  OTHER      ANNUAL
PORTFOLIO                                               FEES(1)     12B-1 FEES   EXPENSES    EXPENSES
---------                                              ----------   ----------   ---------   ---------
AIM V.I. Growth Fund.................................     0.63%         None       0.10%       0.73%

AIM V.I. International Equity Fund...................     0.75%         None       0.22%       0.97%

AIM V.I. Value Fund..................................     0.61%         None       0.15%       0.76%

AFIS Global Small Capitalization Fund--Class 2.......     0.79%        0.25%       0.02%       1.06%

AFIS Growth Fund--Class 2............................     0.38%        0.25%       0.01%       0.64%

AFIS Growth-Income Fund--Class 2.....................     0.34%        0.25%       0.01%       0.60%

Delaware Devon Series-Standard Class(2a).............     0.65%         None       0.12%       0.77%

Delaware Emerging Markets Series-Standard
  Class(2b)..........................................     1.19%         None       0.28%       1.47%

Delaware High Yield Series (formerly
  Delchester)-Standard Class(2c).....................     0.65%         None       0.09%       0.74%

Delaware REIT Series-Standard Class(2d)..............     0.64%         None       0.21%       0.85%

Delaware Small Cap Value Series-Standard Class(2e)...     0.75%         None       0.10%       0.85%

Delaware Trend Series-Standard Class(2f).............     0.75%         None       0.07%       0.82%

Deutsche VIT EAFE-Registered Trademark- Equity Index
  Fund(3)............................................     0.26%         None       0.39%       0.65%

Deutsche VIT Equity 500 Index Fund(3)................     0.14%         None       0.16%       0.30%

Deutsche VIT Small Cap Index Fund(3).................     0.13%         None       0.32%       0.45%

Fidelity VIP Growth Portfolio-Service Class(4).......     0.58%        0.10%       0.09%       0.77%

Fidelity VIP High Income Portfolio-Service
  Class(4)...........................................     0.58%        0.10%       0.11%       0.79%

Fidelity VIP II Contrafund Portfolio-Service
  Class(4)...........................................     0.58%        0.10%       0.10%       0.78%

Fidelity VIP III Growth Opportunities
  Portfolio-Service Class(4).........................     0.58%        0.10%       0.11%       0.79%

JAS Balanced Portfolio-Service Shares(5).............     0.65%        0.25%       0.02%       0.92%

JAS Worldwide Growth Portfolio-Service Shares(5).....     0.65%        0.25%       0.05%       0.95%

LN Bond Fund.........................................     0.45%         None       0.08%       0.53%

LN Capital Appreciation Fund.........................     0.72%         None       0.06%       0.78%

LN Equity-Income Fund................................     0.72%         None       0.07%       0.79%

LN Global Asset Allocation Fund......................     0.72%         None       0.19%       0.91%

                                                                                   TOTAL       TOTAL
                                                                                 PORTFOLIO   PORTFOLIO
                                                       MANAGEMENT                  OTHER      ANNUAL
PORTFOLIO                                               FEES(1)     12B-1 FEES   EXPENSES    EXPENSES
---------                                              ----------   ----------   ---------   ---------
LN Money Market Fund.................................     0.48%         None       0.11%       0.59%

LN Social Awareness Fund.............................     0.33%         None       0.05%       0.38%

MFS Emerging Growth Series(6)........................     0.75%         None       0.09%       0.84%

MFS Total Return Series(6)...........................     0.75%         None       0.15%       0.90%

MFS Utilities Series(6)..............................     0.75%         None       0.16%       0.91%

Neuberger Berman AMT Mid-Cap Growth Portfolio(7).....     0.85%         None       0.15%       1.00%

Neuberger Berman AMT Partners Portfolio..............     0.80%         None       0.07%       0.87%

Templeton Growth Securities Fund-Class 2(8a,b,c).....     0.83%        0.25%       0.05%       1.13%

Templeton International Securities
  Fund-Class 2(8b,d).................................     0.69%        0.25%       0.19%       1.13%

------------------------

(1) Certain of the Portfolio advisers reimburse the company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policy. These reimbursements are generally paid by the advisers from their revenues and are not charged to investors.

(2) (a) The investment adviser for the Devon Series is Delaware Management Company ("DMC"). Effective November 1, 2000 through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse this Portfolio for expenses to the extent that total expenses exceed 0.80%. In 1999, DMC did not waive its management fee or reimburse expenses for this Portfolio. The management fee and total expenses for this Portfolio have been restated to reflect the effect of a new management fee effective May 1, 1999.

    (b) The investment adviser for the Emerging Markets Series is Delaware International Advisers Ltd. ("DIAL"). Effective November 1, 2000 through April 30, 2001, DIAL has voluntarily agreed to waive its management fee and reimburse this Portfolio for expenses to the extent that total expenses exceed 1.50%. Without such an arrangement, the total annual operating expenses for the Portfolio would have been 1.53%.

    (c) The investment adviser for the High Yield Series is DMC. Effective November 1, 2000 through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse this Portfolio for expenses to the extent that total expenses exceed 0.80%. In 1999, DMC did not waive its management fee or reimburse expenses for this Portfolio. The management fee and total expenses for this Portfolio have been restated to reflect the effect of a new management fee effective May 1, 1999.

    (d) The investment adviser for the REIT Series is DMC. Effective
       November 1, 2000 through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse this Portfolio for expenses to the extent that total expenses exceed 0.85%. Without such an arrangement, the total management fee, other expenses, and annual operating expenses for this Portfolio would have 0.75%, 0.21% and 0.96%, respectively.

    (e) The investment adviser for the Small Cap Value Series is DMC. Effective November 1, 2000 through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse this Portfolio for expenses to the extent that total expenses exceed 0.85%. In 1999, DMC did not waive its management fee or reimburse expenses for this Portfolio.

    (f) The investment adviser for the Trend Series is DMC. Effective November 1, 2000 through April 30, 2001, DMC has voluntarily agreed to waive its management fee and reimburse this

       Portfolio for expenses to the extent that total expenses exceed 0.85%. In 1999, DMC did not waive its management fee or reimburse expenses for this Portfolio.

(3) Bankers Trust Company, the adviser to these Portfolios, has voluntarily undertaken to waive its fee and to reimburse the Portfolios for certain expenses so that the total operating expenses of the EAFE Equity Index Fund, Equity 500 Index Fund, and Small Cap Index Fund will not exceed 0.65%, 0.30%, and 0.45%, respectively, of average daily net assets. Without such an arrangement, the management fee, other expenses, and total operating expenses of these Portfolios would have been: 0.45%, 0.70%, and 1.15%, respectively, for the EAFE Equity Index Fund; 0.20%, 0.23%, and 0.43%, respectively, for the Equity 500 Index Fund, and 0.35%, 0.83%, and 1.18%, respectively, for the Small Cap Index Fund.

(4) A portion of the brokerage commissions that certain of these Portfolios' paid was used to reduce these Portfolios' expenses. In addition, through arrangements with certain Portfolios', or FMR on behalf of certain Portfolios', custodians, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable Portfolio's expenses. Including those reductions, Total Expenses would have been 0.75% of average daily net assets for VIP II Contrafund Portfolio and VIP Growth Portfolio, and 0.78% of average daily net assets for VIP III Growth Opportunities Portfolio.

(5) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Worldwide Growth and Balanced Portfolios.

(6) Each of these Portfolios has an expense offset arrangement which reduces the Portfolio's custodian fee based on the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent. Each Portfolio may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Portfolios' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the Portfolios. Had the fee reductions been taken into account, Total Expenses would have been lower for these Portfolios and would equal 0.83% for Emerging Growth Series, 0.89% for Total Return Series, and 0.90% for Utilities Series.

(7) Expenses reflect expense reimbursement. Neuberger Berman Management Inc. ("NBMI") has undertaken through May 1, 2001 to reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed in the aggregate 1.0% of the AMT Mid-Cap Growth Portfolio's average daily net asset value. Absent such reimbursement, Total Annual Expenses for the Portfolio for the year ended December 31, 1999, would have been 1.08%.

(8) (a) The Portfolio's administration fee is paid indirectly through the management fee.

    (b) The Portfolio's Class 2 distribution plan or "Rule 12b-1 plan" is described in the Portfolio's prospectus. While the maximum amount payable under the Portfolio's Class 2 Rule 12b-1 plan is 0.35% per year of the Portfolio's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

    (c) On February 8, 2000, shareholders approved a merger and reorganization that combined the Portfolio with a similar fund of the Templeton Variable Products Series Fund, effective May 1, 2000. The table shows total expenses based on the Portfolio's assets as of December 31, 1999, and not the assets of the combined fund. However, if the table reflected combined assets, the Portfolio's expenses after May 1, 2000 would be estimated as:
       Management Fees 0.80%, Distribution and Service Fees 0.25%, Other Expenses, 0.05%, and Total Annual Expenses 1.10%.

    (d) On February 8, 2000, shareholders approved a merger and reorganization that combined the Portfolio with the Templeton International Equity Fund. The shareholders of that fund approved new management fees, which apply to the combined fund effective May 1, 2000. The table shows restated total expenses based on the new fees and the assets of the Portfolio as of May 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the Portfolio's expenses after May 1, 2000 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Annual Expenses 1.10%.

                    QUESTIONS AND ANSWERS ABOUT YOUR POLICY

    These are answers to questions that you may have about some of the more important features of the Policy. The Policy is described more fully in the remainder of this Prospectus. Please read this Prospectus carefully. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force, that there is no Loan Account Value and that current federal tax laws apply.

1.  WHAT IS A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY?

    The Policy has a Death Benefit, Policy Account Value, and other features similar to life insurance policies providing fixed benefits. It is a "flexible premium" policy because it provides some flexibility in determining when and how much Premium to pay. You should be aware, however, that unlike many flexible premium policies, the Policy requires you to pay a significant Initial Premium and your ability to pay additional Premium without submitting evidence of insurability is limited. It is a "variable" Policy because the Policy Account Value and, in some circumstances, the Death Benefit vary according to the investment performance of the Sub-Accounts to which you have allocated your Net Premiums. The Policy Account Value is not guaranteed. The Policy provides you with the opportunity to take advantage of any increase in your Policy Account Value, but you also bear the risk of any decrease.

2.  WHO MAY PURCHASE A POLICY?

    We will issue a Policy on the life of a prospective Insured age 30-80 who meets our underwriting standards. We may apply a lower maximum age limit if you apply for certain Long Term/Convalescent Care Benefits Riders.

3.  WHAT IS THE DEATH BENEFIT?

    While the Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Death Benefit will be the greater of the Specified Amount or a percentage of the Policy Account Value. Before we pay the Death Benefit to the Beneficiary, however, we will subtract the Loan Account Value, any additional accrued loan interest, any due and unpaid charges, and an amount equal to the benefits paid under our Long Term/Convalescent Care Benefits Riders, if you have received any. In addition, if you withdraw part of your Policy Account Value, we will reduce the Specified Amount by an equal amount. See "Partial Withdrawals" on page [34].

4.  WHAT ARE THE LONG-TERM/CONVALESCENT CARE BENEFIT RIDERS?

    These Riders provide primarily for reimbursement of certain care expenses during the life of the Insured if he or she becomes Chronically Ill, as defined in the Rider. You may select our base Rider and add additional Riders providing additional benefits. The base Rider provides for a maximum benefit equal to the Death Benefit under your Policy, less any loans, determined as of the date we approve your claim for benefits under the Rider. The payment of benefits under the base Rider in effect is a prepayment of the Death Benefit, since each benefit payment reduces the Death Benefit payable by an equal amount. You may also purchase an Extension of Benefits Rider, to provide either a fixed or gradually increasing extension of your coverage, after you have used up the coverage provided by the base Rider. There is also a daily reimbursement limit.

    If your Policy lapses before the Insured qualifies for benefits under these Riders, the Riders also lapse. However, if the Policy lapses while the Insured is eligible for benefits under these Riders, we will pay or continue to pay benefits under the Riders as long as the Insured continues to be eligible for benefits, up to the maximum benefit limit.

    We deduct the cost of these Riders as part of the Monthly Deduction from your Policy Account Value. For more information, see "Long-Term/Convalescent Care Benefits Riders" at pages [30-32] of this Prospectus. Amounts deducted to pay for these Riders may be taxable to you as ordinary income. For more information, see "Federal Tax Considerations: Long Term/Convalescent Care Benefits Rider" at page [44] below.

5.  HOW WILL THE POLICY ACCOUNT VALUE OF MY POLICY BE DETERMINED?

    Your Net Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Account Value is the sum of the values of your interests in the Sub-Accounts, plus the values in the Fixed Account and the Loan Account. Your Policy Account Value will depend on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account and the Loan Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We do not guarantee a minimum Policy Account Value on the portion of your Net Premiums allocated to the Variable Account.

6.  WHAT ARE THE PREMIUMS FOR THIS POLICY?

    Your Initial Premium must equal at least $10,000. If you choose, you may pay additional Premiums of at least $100 each, subject to the restrictions described in this Prospectus. You may pay additional Premium up to the lesser of $5,000 or 10% of your Initial Premium without providing evidence of insurability. Before we accept additional Premium in excess of that amount, however, we may require you to provide evidence of insurability, if an increase in the Death Benefit would result. We may refuse any additional Premium in our discretion; however, you may always pay any additional Premium necessary to keep your Policy in force.

7.  CAN I INCREASE OR DECREASE MY POLICY'S SPECIFIED AMOUNT?

    Yes, you have considerable flexibility to increase or decrease your Policy's Specified Amount. You may request an increase and/or decrease by sending us a written request. If you request an increase in Specified Amount, we may require that you provide us with evidence of insurability that meets our underwriting standards. We may grant or deny your request in our discretion. An increase in the Specified Amount of your Policy will increase the charges deducted from your Policy Account Value. However, it will not affect the Surrender Charge. We will not permit you to decrease the Specified Amount of your Policy below the Minimum Specified Amount shown in your Policy Schedule. For more detail, see "Change in Specified Amount", on page [30].

8.  WHEN IS THE POLICY EFFECTIVE?

    In general, if we approve your application, your Policy will be effective and your life insurance coverage under the Policy will begin as of the date that we receive your Initial Premium after satisfaction of the applicable underwriting requirements. While your application is in underwriting and you have paid your Initial Premium, we may provide you with temporary life insurance coverage in accordance with the terms of our conditional receipt.

    We will begin to deduct the Policy charges as of the Issue Date. We will temporarily allocate your initial Net Premium to our Money Market Sub-Account until we allocate it to the other Sub-Accounts and/or the Fixed Account in accordance with the procedures described in the Answer to Question 9.

    If we reject your application, we will not issue you a Policy. We will return any Premiums you have paid without any interest. We will not subtract any Policy charges from the amount we refund to you.

9.  HOW ARE MY NET PREMIUMS ALLOCATED?

    Before your Premiums are allocated to the Policy Account Value, we deduct a Premium Expense Charge of 3.5% of each Premium. This charge covers a portion of our distribution expenses, state premium tax expenses and certain federal tax liabilities associated with the receipt of Premiums. For more detail, see "Premium Expense Charge" on page [36]. The remaining amount is called the Net Premium.

    When you apply for the Policy, you specify in your application how to allocate your Net Premiums among the Sub-Accounts and the Fixed Account. The amount allocated to any Sub-Account must be in whole percentages and result in a Sub-Account Value of at least $100 or a Fixed Account Value of $2,500. The total allocations must equal 100%. We allocate any subsequent Net Premiums in those percentages until you give us new written instructions. In the future, we may change these limits.

    If we approve your application, on the Issue Date, your initial Net Premium will be allocated to the Money Market Sub-Account. Forty days after the Issue Date, we will allocate your Policy Account Value to the Sub-Accounts and the Fixed Account in accordance with your instructions.

    Additional Premiums generally will be allocated as of the date we receive your Premium in our Administrative Office. We may delay allocating a subsequent premium if evidence of insurability is required.

    You may transfer Policy Account Value among the Sub-Accounts and the Fixed Account while the Policy is in force, by writing to us or calling us at 1-888-633-2205. We may charge a fee of $25 per transfer request (a request may involve more than a single transfer) after the first 12 transfer requests in any Policy Year, not counting Dollar Cost Averaging and Asset Rebalancing transfers. We may change the number of free transfer requests at any time, subject to the contractual limit described above, but the transfer fee will never exceed $25 per transfer request. While you may also transfer amounts from the Fixed Account, certain restrictions apply. For more detail, see "Transfer of Policy Account Value" and "Transfers Authorized by Telephone", on pages [20-21].

    You may also use our automatic Dollar Cost Averaging program or our Asset Rebalancing program. Under the Dollar Cost Averaging program, periodically amounts are automatically transferred to the Sub-Accounts at regular intervals from the account of your choice. For more detail, see "Dollar Cost Averaging", on page [21].

    Under the Asset Rebalancing program, you periodically can readjust the percentage of your Policy Account Value allocated to each Sub-Account to maintain a pre-set level. Investment results will shift the balance of your Policy Account Value allocations. If you elect Asset Rebalancing, we periodically transfer your Policy Account Value back to the specified percentages at the frequency that you specify. For more detail, see "Asset Rebalancing", on page [22].

10.  WHAT ARE MY INVESTMENT CHOICES UNDER THE POLICY?

    You can allocate and reallocate your Policy Account Value among the Sub-Accounts, each of which in turn invests in a single Portfolio. Under the Policy, the Variable Account currently invests in the following Portfolios:

                          AIM VARIABLE INSURANCE FUNDS

- AIM V.I. Growth Fund

- AIM V.I. International Equity Fund

- AIM V.I. Value Fund

                  AMERICAN FUNDS INSURANCE SERIES (ALSO KNOWN
                     AS AMERICAN VARIABLE INSURANCE SERIES)

- AFIS Global Small Capitalization Fund--Class 2

- AFIS Growth Fund--Class 2

- AFIS Growth-Income Fund--Class 2

                          DELAWARE GROUP PREMIUM FUND

- Devon Series--Standard Class

- Emerging Markets Series--Standard Class

- High Yield Series--Standard Class (formerly Delchester Series)

- REIT Series--Standard Class

- Small Cap Value Series--Standard Class

- Trend Series--Standard Class

                   DEUTSCHE ASSET MANAGEMENT VIT FUNDS TRUST
                      (FORMERLY BT INSURANCE FUNDS TRUST)

- EAFE-Registered Trademark- Equity Index Fund

- Equity 500 Index Fund

- Small Cap Index Fund

       FIDELITY VIP FUND, FIDELITY VIP FUND II, AND FIDELITY VIP FUND II

- VIP Growth Portfolio-Service Class

- VIP High Income-Service Class

- VIP II Contrafund Portfolio-Service Class

- VIP III Growth Opportunities Portfolio-Service Class

                          FRANKLIN TEMPLETON VARIABLE
                            INSURANCE PRODUCTS TRUST

- Templeton Growth Securities Fund--Class 2 (formerly Templeton Stock Fund)

- Templeton International Securities Fund--Class 2 (formerly Templeton International Fund)

                               JANUS ASPEN SERIES

- JAS Balanced Portfolio--Service Shares

- JAS Worldwide Growth Portfolio--Service Shares

                         LINCOLN NATIONAL ("LN") FUNDS

- LN Bond Fund, Inc.

- LN Capital Appreciation Fund, Inc.

- LN Equity-Income Fund, Inc.

- LN Global Asset Allocation Fund, Inc.

- LN Money Market Fund, Inc.

- LN Social Awareness Fund, Inc.

               MFS-REGISTERED TRADEMARK- VARIABLE INSURANCE TRUST

- MFS Emerging Growth Series

- MFS Total Return Series

- MFS Utilities Series

                   NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

- AMT Mid-Cap Growth Portfolio

- AMT Partners Portfolio

    Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies, which are described in the accompanying Prospectuses for the Portfolios.

    In addition, the Fixed Account is available.

11.  MAY I TAKE OUT A POLICY LOAN?

    Yes, you may borrow money from us using your Policy as security for the loan. Because Policies usually are treated as "modified endowment contracts" ("MECs") for tax purposes, in most instances Policy Loans are treated as distributions for Federal tax purposes. Therefore, you may incur tax liabilities if you borrow a Policy Loan. For more detail, see "Policy Loans", on pages [32-33], and "Policies Which Are MECs", on page [43].

12.  WHAT ARE THE CHARGES DEDUCTED FROM MY PREMIUMS AND MY POLICY ACCOUNT VALUE?

    PREMIUM EXPENSE CHARGE. As noted above, we deduct a 3.5% Premium Expense Charge from each Premium before it is allocated to the Policy Account Value. This charge covers a portion of our state premium tax expenses, certain federal expenses associated with the receipt of premium, and our distribution expenses.

    MORTALITY AND EXPENSE RISK. On each Valuation Day we deduct the Mortality and Expense Risk Charge from the Sub-Accounts to compensate First Penn-Pacific for certain mortality and expense risks assumed under the Policies. The Mortality and Expense Risk Charge is calculated at an annual effective rate equal to 1.00% of average daily net assets.

    MONTHLY DEDUCTION. We also deduct a monthly deduction from your Policy Account Value for the cost of insurance charge, the Monthly Expense Charge, and the cost of any Rider. The cost of insurance charge covers our anticipated mortality costs. The Monthly Expense Charge covers certain administrative expenses in connection with the Policies. We allocate the Monthly Deduction pro rata among your Policy Account Value in the Sub-Accounts and the Fixed Account.

    TRANSFER FEE. We charge a fee of $25 per transfer request, excluding Asset Rebalancing and Dollar Cost Averaging transfers, after the 12th transfer request in any Policy Year. We may change the number of free transfer requests and the transfer fee at any time, but you will always be able to make at least 12 free transfer requests per Policy Year and the transfer fee will never exceed $25.

    SURRENDER CHARGE. We impose a Surrender Charge to cover a portion of the sales expenses we incur in distributing the Policies. These sales expenses include agents' commissions, advertising, and the printing of Prospectuses. The Surrender Charge is described in the answer to Question 13 below and in "Surrender Charge", on page [38].

    PARTIAL WITHDRAWAL TRANSACTION FEE. We impose a Partial Withdrawal Transaction Fee of $25 on each partial withdrawal (not to exceed 2% of the amount withdrawn). The Partial Withdrawal Transaction Fee is used to cover a portion of our administrative expenses.

    OTHER. In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fee and other expenses. The Prospectuses for the Portfolios describe their respective charges and expenses in more detail. We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios.

    FOR MORE INFORMATION. The charges assessed under the Policy are summarized in the table entitled "Policy Charges and Deductions" on pages [8-9] and described in more detail in "Deductions and Charges", beginning on page [36].

13.  DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

    While your Policy is in force, you may surrender your Policy for the Surrender Value, which is the Policy Account Value, less any Loan Account Value and any Surrender Charge. Upon surrender, life insurance coverage under your Policy will end. You may also withdraw part of your Policy Account Value through a partial withdrawal. You may not withdraw less than $500 at one time, and your partial withdrawal may not exceed 90% of the then-current Surrender Value. A partial withdrawal will reduce your Policy's Specified Amount by an equal amount. You may not make a partial withdrawal that would reduce your Policy's specified amount below the Minimum Specified Amount. We may waive or change these limits. For more detail, see "Amount Payable on Surrender of the Policy" and "Partial Withdrawals", on pages [33-34].

    We may deduct a Surrender Charge on a surrender and a Partial Withdrawal Transaction Fee on a partial withdrawal.

    SURRENDER CHARGE. If you surrender your Policy, we may deduct a Surrender Charge. The Surrender Charge equals the amount shown in the Surrender Charge table in your Policy, adjusted to reflect any partial withdrawals. The amount of the Surrender Charge decreases over time. If you surrender your Policy after fourteen Policy Years have elapsed, we will not charge a Surrender Charge.

    Generally, the Surrender Charge is equal to your Initial Premium multiplied by the applicable percentage shown in the table on page [8] of this Prospectus. The applicable rate depends on the Insured's issue age, and the number of years elapsed since issuance.

    PARTIAL WITHDRAWAL TRANSACTION FEE. We charge a $25 Partial Withdrawal Transaction Fee (not to exceed 2% of the amount withdrawn) on each partial withdrawal.

    We do not charge the Partial Withdrawal Transaction Fee for payments made under the Long-Term/Convalescent Care Riders.

    For more detail, see "Surrender Charge", on page [38].

14.  WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

    Your Policy is structured to meet the definition of life insurance contract under the Tax Code. In most circumstances, your Policy will be considered a "modified endowment contract", which is a form of life insurance contract under the Tax Code. Special rules govern the tax treatment of modified endowment contracts. Under current tax law, death benefit payments under modified endowment contracts, like death benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and Policy Loans, however, are treated differently. Amounts withdrawn and Policy Loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income. Also, an additional ten percent penalty tax is generally imposed on the taxable portion of amounts received before age
59 1/2. For more information on the tax treatment of the Policy, see "Federal Tax Considerations", beginning on page [41], and consult your tax adviser.

15.  CAN I RETURN THIS POLICY AFTER IT HAS BEEN DELIVERED?

    You may cancel your Policy by returning it to us within thirty days after you receive it. If you return your Policy, it terminates and we will pay you an amount equal to your Premium.

16.  WHEN DOES COVERAGE UNDER THE POLICY END?

    Your Policy will terminate if you voluntarily surrender your Policy. Your Policy also may terminate if on a Monthly Anniversary Day the Surrender Value is insufficient to pay the Monthly Deduction and you do not pay an amount sufficient to keep the Policy in force by the end of the 61-day Grace Period. In that circumstance, your Policy will terminate unless your Policy includes our Guarantee Enhancement Rider and you meet the conditions for keeping that Rider in effect. However, if that Rider is in effect, your coverage will continue at a reduced level. See "Guarantee Enhancement Rider" at page [32] below for more information.

17. CAN I GET AN ILLUSTRATION TO HELP ME UNDERSTAND HOW POLICY VALUES CHANGE WITH INVESTMENT EXPERIENCE?

    At your request we will furnish you with a free, personalized illustration of Policy Account Values, Surrender Values and Death Benefits. The illustration will be personalized to reflect the proposed Insured's age, sex, underwriting classification, proposed Initial Premium, and any available Riders requested. The illustrated Policy Account Values, Surrender Values and Death Benefits will be based on certain hypothetical assumed rates of return for the Variable Account. Your actual investment experience probably will differ, and as a result the actual values under your Policy at any time may be higher or lower than those illustrated. The personalized illustrations will follow the methodology and format of the hypothetical illustrations attached to this prospectus.

               PURCHASE OF POLICY AND ALLOCATION OF NET PREMIUMS

    APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us through one of our authorized sales representatives. We will not issue a Policy to insure someone who is younger than age 30 or older than age 80. If you select certain Long Term/Convalescent Care Benefit Riders, different age limits may apply. Before we issue a Policy to you, we will require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any reason. If we do not issue a Policy to you, we will return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements that are attached to this Prospectus or in endorsements to the Policy, as appropriate.

    In general, we will issue your Policy when (1) we have received your Initial Premium and (2) we have determined that your application meets our underwriting requirements. If you are paying Initial Premium from more than one source, we will not issue your Policy until all Premiums have been received. The Issue Date will be the effective date of your Policy. We use the Issue Date to determine Policy Anniversaries, Policy Years, and Monthly Anniversary Days.

    We will not accept your Initial Premium with your application if the requested Specified Amount of your Policy exceeds our then-current limit. In other cases, you may choose to pay the Initial Premium with your application. If you did not submit your Initial Premium with your application, we will require you to pay sufficient Premium before we place your insurance in force.

    While your application is in underwriting, if you have paid your Initial Premium we may provide you with temporary conditional life insurance coverage in accordance with the terms of our conditional receipt. The temporary conditional coverage provides coverage during the underwriting of your application, but only if you are ultimately approved for coverage on the same basis as the risk classification and Specified Amount for which you applied. This temporary conditional coverage starts when you complete your application, pay your Initial Premium, and complete any medical examination or lab test we require. We may decline your Initial Premium for any reason until the Issue Date.

    If you pay all or a portion of your Initial Premium prior to the Issue Date, we will initially hold your Initial Premium in our general account. On the Issue Date, we will allocate your Initial Premium to our Money Market Sub-Account. Subsequently, as described below in "Allocation of Net Premiums," we will allocate your Policy Account Value to the Sub-Accounts or the Fixed Account as you have chosen. We will begin to deduct the Policy charges as of the Issue Date.

    If we reject your application, we will not issue you a Policy. We will return any Premium you have paid. We will not subtract any Policy charges from the amount we refund to you.

    PREMIUMS. You must pay an Initial Premium to purchase a Policy. The minimum Initial Premium is $10,000. You may pay additional Premiums during the Insured's lifetime from the Issue Date until the Policy Anniversary following the Insured's 100th birthday. You may pay additional Premiums, provided the amount is at least $100. You may pay additional Premium up to the lesser of $5,000 or 10% of your Initial Premium without providing evidence of insurability. Before we accept additional Premium in excess of that amount, if that Premium increases the Death Benefit, we may require evidence of insurability satisfactory to us. We may refuse any additional Premium at our discretion; however, you may always pay any additional Premium necessary to keep your Policy in force. We will not accept any additional Premium after the Insured reaches age 100.

    If you owe any Policy Loan, we will treat any additional payment as a repayment of the Policy Loan and not as additional Premium unless you instruct us otherwise in writing. You may pay any Premium at our Administrative Office. Our agents are authorized to accept Initial Premiums only.

    ALLOCATION OF NET PREMIUMS. We initially allocate your Net Initial Premium to the Money Market Sub-Account on the Issue Date. Forty days after the Issue Date, we will allocate your Policy Account Value among the Sub-Accounts and the Fixed Account in accordance with your instructions. If there are outstanding requirements when we issue your Policy that prevent us from placing it in force, your Premiums will not be allocated until all requirements are satisfied.

    You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%, and result in a Sub-Account Value of at least $100 or a Fixed Account Value of $2500. You may not allocate all of your Net Premium to the Fixed Account, except as part of a Dollar Cost Averaging Program. We will allocate your Net Premiums in those percentages, until you give us new allocation instructions.

    We generally will allocate your subsequent Net Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premium in our Administrative Office. If a Premium requires underwriting, however, we may delay allocation until after we have completed underwriting. We will follow the allocation instructions in our file, unless you send us new allocation instructions with your Premium. When the Insured reaches age 100, we will transfer all of your Variable Account Value to the Fixed Account and you no longer may transfer Policy Account Value to the Sub-Accounts.

    We will make all valuations in connection with the Policy, other than the Initial Premium and other Premiums requiring underwriting, on the date we receive your Premium or request for other action at our Administrative Office, if that date is a Valuation Day. Otherwise we will make that determination on the next succeeding day that is a Valuation Day.

    POLICY ACCOUNT VALUE. Your Policy Account Value is the sum of the value of your interest in the Sub-Accounts you have chosen, plus your Fixed Account Value, plus your Loan Account Value. Your Policy Account Value may increase or decrease daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Account Value.

    On the Issue Date, your Policy Account Value will equal the initial Net Premium, less the Monthly Deduction for the first Policy Month.

    On each Valuation Day, the value of your interest in each Sub-Account will equal:

    1.  The total value of your Accumulation Units in the Sub-Account; plus

    2. Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus

    3. Any Policy Account Value transferred to the Sub-Account during the current Valuation Period; minus

    4. Any Policy Account Value transferred from the Sub-Account during the current Valuation Period; minus

    5. Any amounts withdrawn by you (plus the applicable Partial Withdrawal Transaction Fee) from the Sub-Account during the current Valuation Period; minus

    6.  The portion of any Monthly Deduction allocated to the Sub-Account.

    All values under the Policy equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

    ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the corresponding Portfolio and the deduction of certain expenses. We will determine the Accumulation Unit Value for each Sub-Account on each Valuation Day. A Sub-Account's Accumulation Unit Value for a particular Valuation Day will equal: (a) the total value of the Portfolio shares in the Sub-Account plus any dividend or distribution paid during the Valuation Period; minus (b) the daily equivalent of the mortality and expense risk charge and any charge or credit imposed with respect to taxes that we paid or reserved regarding the operation of the Variable Account; divided by
(c) the number of units for that Sub-Account at the beginning of the Valuation Period.

    You should refer to the Prospectuses for the Portfolios, which accompany this Prospectus, for a description of how the assets of each Portfolio are valued, since that determination directly affects the investment experience of the corresponding Sub-Account and, therefore, your Policy Account Value.

    TRANSFER OF POLICY ACCOUNT VALUE. While your Policy is in force and until the Insured reaches age 100, you may transfer Policy Account Value among the Fixed Account and Sub-Accounts in writing or by telephone. You may not request a transfer of less than $100 from a single Sub-Account, unless the amount requested is your entire balance in the Sub-Account. If less than $100 would remain in a Sub-Account after a transfer, we may reallocate this amount proportionately among the other Sub-Accounts and Fixed Account in which you have Policy Account Value. We reserve the right to change these minimums.

    We charge a transfer fee of $25 on each transfer request after the first twelve transfer requests in any Policy Year, excluding Dollar Cost Averaging and Asset Rebalancing Transfers. We may change the number of free transfers and the transfer fee at any time, but you will always be able to make at least twelve free transfer requests per Policy Year and the transfer fee will never exceed $25.

    As a general rule, we only make transfers on days when the NYSE is open for business. Written transfer requests received at the Administrative Office by the close of the NYSE (usually 4:00 p.m. Eastern Time) on a Valuation Day will be effective as of that day. Otherwise, requests will be effective as of the next Valuation Day. Transfers pursuant to a Dollar Cost Averaging or Asset Rebalancing program will be made at the intervals you have selected in accordance with the procedures and requirements we establish.

    You may make transfers from the Fixed Account to the Sub-Accounts at any time subject to the limitations described above. In addition, the total amount transferred from the Fixed Account in any one Policy Year may not exceed 25% of the Fixed Account Value on the most recent Policy Anniversary, unless the transfers are made as part of a Dollar Cost Averaging program. Your Policy permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

    We reserve the right at any time to terminate, suspend or modify the transfer privileges under your Policy, if they are exercised by a market timing firm or other third party authorized to effect transfers on behalf of multiple Policy owners. We will not take any of these steps unless transfers initiated by market timers or other unaffiliated third parties could potentially disadvantage or impair the rights of other Policy owners.

    TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone, unless you advise us in writing not to accept telephonic transfer instructions. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Timely requests will be processed on that day at that day's price.

    We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses. We may suspend, modify or terminate the telephone transfer privilege at any time without notice.

    DOLLAR COST AVERAGING. Under our Dollar Cost Averaging Program, while your Policy is in force you may authorize us periodically to transfer an amount from the Fixed Account or the Money Market Sub-Account to the Sub-Accounts of your choice in accordance with the procedures and requirements that we establish. You must allocate at least $6,000 of Policy Account Value to your source account to start a Dollar Cost Averaging Program. The transfers will continue no longer than twelve months. They may end sooner if you instruct us to stop, your chosen source of transfer payments is exhausted, or you make a transfer from your source account outside of the Dollar Cost Averaging Program. From time to time, we may credit a higher interest rate to Fixed Account Value that is part of a Dollar Cost Averaging program. Transfers under the Dollar Cost Averaging Program currently do not count toward the limit on free transfers. See "Transfer Fee" on pages [38-39].

    Your request to participate in this program will be effective when we receive your completed application at our Administrative Office at the address given on the first page of this Prospectus. An election is effective within 10 business days but only if there is sufficient value in the source accounts. Under our current procedures, we effect all dollar cost averaging transfers under all Policies on the same day each month. Call or write us for a copy of the application and additional information concerning the program. We may change, terminate, limit or suspend Dollar Cost Averaging at any time.

    The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount will purchase more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program; nor will it prevent or necessarily reduce losses in a declining market. Moreover, other investment programs may not work in concert with Dollar Cost Averaging. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Dollar Cost Averaging is being used. You may not participate in both the Dollar Cost Averaging and Asset Rebalancing Programs at the same time.

    ASSET REBALANCING. Asset Rebalancing allows you to readjust the percentage of your Policy Account Value allocated to each Sub-Account to maintain a pre-set level. Over time, the variations in each Sub-Account's investment results will shift the balance of your Policy Account Value allocations. Under the Asset Rebalancing feature, we periodically will transfer your Policy Account Value, including new Net Premiums (unless you specify otherwise), back to the percentages you specify in accordance with procedures and requirements that we establish. All of your Policy Account Value allocated to the Sub-Accounts must be included in an Asset Rebalancing program. You cannot include your Fixed Account balance in an Asset Rebalancing program. Transfers under an Asset Rebalancing program do not count toward the transfer limit. See "Transfer Fee" at pages [38-39].

    You may request Asset Rebalancing when you apply for your Policy or by submitting a completed written request to us at our Administrative Office. Your election will be effective within 10 business days after our Administrative Office receives your request. Please call or write us for a copy of the request form and additional information concerning Asset Rebalancing.

    Asset Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Account Value allocated to the better performing segments. Other investment programs may not work in concert with Asset Rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Asset Rebalancing is being used. We may change, terminate, limit, or suspend Asset Rebalancing at any time. You may not participate in both the Dollar Cost Averaging and Asset Rebalancing Program at the same time. In addition, your Asset Rebalancing Program will terminate automatically if you make a transfer outside the Asset Rebalancing Program.

                    THE INVESTMENT AND FIXED ACCOUNT OPTIONS

VARIABLE ACCOUNT INVESTMENTS

    PORTFOLIOS. Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of a registered open-end management investment company. We briefly describe the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.

    Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

    The Portfolios which currently are the permissible investments of the Variable Account under this Policy are LN Bond Fund, Inc., LN Capital Appreciation Fund, Inc., LN Equity-Income Fund, Inc., LN Global Asset Allocation Fund, Inc., LN Money Market Fund, Inc., LN Social Awareness Fund, Inc. (collectively the "LN Funds"), and separate series of AIM Variable Insurance Funds, Inc. ("AIM Funds"), American Funds Insurance Series (also known as American Variable Insurance Series) ("AFIS"), Delaware Group Premium Fund ("Delaware Fund"), Deutsche Asset Management VIT Funds Trust ("Deutsche VIT"), Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, and Fidelity Insurance Products Fund III ("Fidelity VIP Funds"), Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton VIP Trust"), Janus Aspen Series ("JAS"), MFS Variable Insurance Trust ("MFS VIT"), and Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT"). The investment objectives of the Portfolios are briefly described below.

                          PORTFOLIOS OF AIM FUNDS AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    AIM V.I. GROWTH FUND. Seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum. Focus is on companies that have experienced above-average growth in earnings and have excellent prospects for future growth.

    AIM V.I. INTERNATIONAL EQUITY FUND. Seeks to achieve long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

    AIM V.I. VALUE FUND. Seeks to achieve long-term growth of capital by investing primarily in equity securities judged by its investment adviser to be undervalued relative to the investment adviser's appraisal of current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally, income is a secondary objective.

                    PORTFOLIOS OF AFIS (CLASS 2 SHARES) AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    AFIS-GLOBAL SMALL CAPITALIZATION FUND. The Portfolio seeks to make your investment grow over time by investing primarily in stocks of smaller companies located around the world that typically have market capitalizations of $50 million to $1.5 billion. The Portfolio is designed for investors seeking capital appreciation through stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

    AFIS-GROWTH FUND. The Portfolio seeks to make your investment grow over time by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The Portfolio is designed for investors seeking capital appreciation through stocks. Investors in the Portfolio should have a long-term perspective and be able to tolerate potentially wide price fluctuations.

    AFIS-GROWTH-INCOME FUND. The Portfolio seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. The Portfolio is designed for investors seeking both capital appreciation and income.

                PORTFOLIOS OF DELAWARE FUND (STANDARD CLASS) AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    DELAWARE GROUP DEVON SERIES. Seeks growth and income by investing primarily in income producing stocks that the manager believes have the potential for above-average dividend increases over time. This Portfolio blends traditional growth and value investment styles.

    Effective March 1, 2001, the investment objective of this Portfolio will change to seeking total return, which the Portfolio will pursue by investing primarily in common stocks that the manager believes have the potential for above-average earnings per share growth combined with a high degree of earnings consistency. This Portfolio will continue to blend traditional growth and value investment styles.

    DELAWARE GROUP EMERGING MARKETS SERIES. Seeks long-term growth by investing primarily in stocks of companies located or operating in emerging or developing countries.

    DELAWARE GROUP HIGH YIELD SERIES (FORMERLY DELCHESTER SERIES). Seeks total return and, as a secondary objective, high current income. The Portfolio invests in rated and unrated corporate bonds (including high-risk, high-yield bonds commonly known as junk bonds), foreign bonds, U.S.

Government securities and commercial paper. An investment in this Portfolio may involve greater risks than an investment in a portfolio comprised primarily of investment-grade bonds.

    DELAWARE GROUP REIT SERIES. Seeks to achieve maximum long-term total return by investing primarily in the securities of real estate investment trusts and real estate operating companies.

    DELAWARE GROUP SMALL CAP VALUE SERIES. Seeks growth by investing primarily in stocks of small cap companies whose market values appear low relative to underlying value or future earnings and growth potential.

    DELAWARE GROUP TREND SERIES. Sees long-term growth by investing primarily in stocks of small companies and convertible securities of emerging and growth-oriented companies.

                   PORTFOLIOS OF DEUTSCHE VIT FUND TRUST AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    DEUTSCHE VIT EAFE-REGISTERED TRADEMARK- EQUITY INDEX FUND. Seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Europe, Australia, Far East Index (the EAFE-Registered Trademark-Index), a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States.

    DEUTSCHE VIT EQUITY 500 INDEX FUND. The investment objective is to replicate as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index, before the deduction of Fund expenses.

    DEUTSCHE VIT SMALL CAP INDEX FUND. The investment objective is to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of approximately 2,000 small capitalization common stocks.

                PORTFOLIOS OF FIDELITY VIP FUNDS (SERVICE CLASS)
                       AND VARIABLE ACCOUNT SUB-ACCOUNTS

    VIP GROWTH PORTFOLIO. Seeks long-term capital appreciation. The Portfolio normally purchases common stocks.

    VIP HIGH INCOME PORTFOLIO. Seeks high current income by investing at least 65% of total assets in income-producing debt securities, with an emphasis on lower quality securities.

    VIP II CONTRAFUND PORTFOLIO. Seeks long-term capital appreciation by investing primarily in securities of companies whose value the adviser believes is not fully recognized by the public.

    VIP III GROWTH OPPORTUNITIES PORTFOLIO. Seeks capital growth by investing primarily in common stocks.

                     PORTFOLIOS OF JAS (SERVICE SHARES) AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    JAS BALANCED PORTFOLIO. Seeks long-term growth of capital, consistent with the preservation of capital and balanced by current income. The Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

    JAS WORLDWIDE GROWTH PORTFOLIO. To seek long-term growth of capital in a manner consistent with the preservation of capital. Pursues objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the U.S. The Portfolio may at times invest in fewer than five countries or even a single country.

                           PORTFOLIOS OF LN FUNDS AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    LN BOND FUND. Seeks maximum current income consistent with prudent investment strategy. The Portfolio invests primarily in medium- and long-term corporate and government bonds.

    LN CAPITAL APPRECIATION FUND. Seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products and services are in high demand. It may also buy some money market securities and bonds, including junk (high risk) bonds.

    LN EQUITY-INCOME FUND. Seeks reasonable income by investing primarily in income-producing equity securities. The Portfolio invests mostly in high-income stocks with some high-yielding bonds (including junk bonds).

    LN GLOBAL ASSET ALLOCATION FUND. Long-term return consistent with preservation of capital. The Portfolio allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign insurers.

    LN MONEY MARKET FUND. Seeks maximum current income consistent with the preservation of capital. The Portfolio invests in short-term obligations issued by U.S. corporations, the U.S. government, and federally-chartered banks and U.S. branches of foreign banks.

    LN SOCIAL AWARENESS FUND. Long-term capital appreciation. The Portfolio buys stocks of established companies which adhere to certain specific social criteria.

                           PORTFOLIOS OF MFS VIT AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    MFS EMERGING GROWTH SERIES.  Seeks to provide long-term growth of capital.

    MFS TOTAL RETURN SERIES. Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

    MFS UTILITIES SERIES. Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

                     PORTFOLIOS OF NEUBERGER BERMAN AMT AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    NB AMT MID-CAP GROWTH PORTFOLIO. Seeks capital appreciation by investing primarily in common stocks of medium-capitalization companies, using a growth-oriented investment approach.

    NB AMT PARTNERS PORTFOLIO. Seeks capital growth by investing mainly in common stocks of mid-to large capitalization established companies using the value-oriented investment approach.

------------------------

1 "Standard and Poors," "S&P", "S&P 500", "Standard and Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

            PORTFOLIOS OF FRANKLIN TEMPLETON VIP TRUST (CLASS 2) AND
                         VARIABLE ACCOUNT SUB-ACCOUNTS

    TEMPLETON GROWTH SECURITIES FUND (FORMERLY TEMPLETON STOCK FUND). Seeks long-term capital growth. It invests primarily in stocks of companies in various nations throughout the world, including the U.S. and emerging markets.

    TEMPLETON INTERNATIONAL SECURITIES FUND (FORMERLY TEMPLETON INTERNATIONAL
FUND). Seeks long-term capital growth. It invests primarily in stocks of companies outside the United States, including emerging markets.

    Several of the Portfolios may invest in non-investment grade, high-yield, high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Portfolio prospectuses. Please review the prospectuses carefully.

    Not all Sub-Accounts may be available under your Policy. You should contact your representative for further information on the availability of the Sub-Accounts.

    AIM ADVISORS, INC. ("AIM") is the investment adviser to each Portfolio of the AIM Funds. AIM has operated as an investment adviser since 1976.

    CAPITAL RESEARCH AND MANAGEMENT COMPANY is the adviser to each Portfolio of the AFIS Fund.

    DELAWARE MANAGEMENT COMPANY ("DELAWARE MANAGEMENT") is the investment manager to each Portfolio of the Delaware Fund except the International Equity Series. Delaware Management and its predecessors have been managing funds since 1938. DELAWARE INTERNATIONAL ADVISERS LTD. ("DELAWARE INTERNATIONAL"), an affiliate of Delaware Management, is the investment manager for the International Equity Series. Delaware International began operating in 1990.

    BANKERS TRUST COMPANY, an indirect wholly-owned subsidiary of Deutsche Bank AG, is the investment manager for the Deutsche VIT Funds.

    FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR") is the manager of each of the Fidelity VIP Portfolios.

    JANUS CAPITAL CORP. is the manager of each of the JAS Portfolios.

    LINCOLN INVESTMENT MANAGEMENT, INC. ("LIM") is the investment adviser to the LN Funds. LIM has acted as an investment adviser to mutual funds for many years. Certain of the LN Funds are subadvised by the following firms:

              PORTFOLIO                             SUB-ADVISER
              ---------                             -----------
LN Capital Appreciation Fund, Inc.     Janus Capital Corp.
LN Equity-Income Fund, Inc.            Fidelity Management Trust Co.
LN Global Asset Allocation Fund, Inc.  Putnam Investment Management, Inc.
LN Social Awareness Fund, Inc.         Vantage Investment Advisors, Inc.
                                       ("Vantage")

    Delaware Management, Delaware International, LIM and Vantage are indirect wholly-owned subsidiaries of Lincoln National Corp., which is also First Penn-Pacific's ultimate parent.

    LIM and Vantage have informed the Portfolios to which they provide advisory services that they each intend to integrate with a newly created series of their affiliate, Delaware Management Business Trust (the "DMB Trust"). In connection with this integration, Vantage will become the adviser to LN Social Awareness Fund, Inc., and LIM no longer will be involved in the management of this Portfolio. LIM and Vantage do not expect the integration to result in any change in the level of advisory services that they provide to these Portfolios. The integration will be effective as of January 1, 2001. After the effective date of the integration, LIM will be known as the Delaware Lincoln Investment Advisers Series of the DMB Trust, and Vantage will be known as the Vantage Investment Advisers Series of the DMB Trust. See the prospectuses for these Portfolios for more information.

    MASSACHUSETTS FINANCIAL SERVICES COMPANY is the adviser to each Portfolio of the MFS Funds.

    NEUBERGER BERMAN MANAGEMENT INCORPORATED is the adviser to each Portfolio of the AMT Funds. NEUBERGER BERMAN, LLC, its affiliate, serves as investment sub-adviser to the AMT Partners Portfolio.

    TEMPLETON GLOBAL ADVISORS LIMITED serves as investment adviser to the Templeton Growth Securities Fund. TEMPLETON INVESTMENT COUNSEL, INC. serves as investment adviser to the Templeton International Securities Fund.

    We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear that risk. YOU SHOULD CAREFULLY REVIEW THE PORTFOLIOS' PROSPECTUSES BEFORE ALLOCATING AMOUNTS TO THE SUB-ACCOUNTS.

    Each Portfolio is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying Prospectuses of the Portfolios for further information.

    We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We will use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

    Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.

    VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Account to which you have allocated your Policy Account Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

    As a general rule, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans determine the rules for voting by plan participants.

    If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Policy Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners.

    We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

    In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

    This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

    ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in the shares of a Portfolio is no longer preferable, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution will comply with the requirements of the 1940 Act.

    We also reserve the right to make the following changes in the operation of the Variable Account and the Sub-Accounts:

    (a) to operate the Variable Account in any form permitted by law;

    (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

    (c) to transfer assets from one Sub-Account to another, or from any Sub-Account to our general account;

    (d) to add, combine, or remove Sub-Accounts in the Variable Account;

    (e) to assess a charge for taxes attributable to the operation of the Variable Account or for other taxes, as described in "Deductions and Charges--Other Variable Account Charge" on page [37] below; and

    (f) to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.

    If we take any of these actions, we will comply with the then applicable legal requirements.

    THE FIXED ACCOUNT. THE PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

    You may allocate part of your Net Premiums to the Fixed Account. Under this option, we credit interest to the Fixed Account, as described below. From time to time we will set a current interest rate applicable to Net Premiums and transfers allocated to the Fixed Account. We determine interest rates in accordance with then-current market conditions and other factors. The rates of interest that we set will never be less than an annual effective rate of 4%. We may credit interest at a higher rate, but we are not obligated to do so.

    Amounts allocated to the Fixed Account become part of the general account of First Penn-Pacific. First Penn-Pacific invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

    We may delay payment of partial or full withdrawals from the Fixed Account for up to 6 months from the date we receive your written withdrawal request. If we defer payment for more than 30 days, we will pay interest (if required) on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           POLICY BENEFITS AND RIGHTS

    DEATH BENEFIT. While your Policy is in force, we will pay the Death Benefit proceeds to the Beneficiary upon the death of the Insured. As described below in "Proceeds Options", on pages [34-35], we will pay the Death Benefit proceeds in a lump sum or apply them under an optional payment plan.

    The Death Benefit proceeds payable to the Beneficiary equal the Death Benefit, less:

    - any Loan Account Value as of the date of death,

    - any unpaid loan interest through the end of the Policy Month of death;

    - any unpaid and due charges; and

    - the total benefits paid under our Long Term/Convalescent Care Benefit Riders, if you have received any.

    We will determine the amount of the Death Benefit proceeds as of the date of the Insured's death. We will usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

    The Death Benefit will be the greater of: (a) the Specified Amount of your Policy; or (b) the Policy Account Value multiplied by the applicable death benefit factor as described below. The death benefit factors are intended to enable your Policy to meet the definition of "life insurance contract" under the Tax Code, so that it will qualify for favorable federal income tax treatment. The death benefit factors are stated in your Policy Schedule. They vary according to the age of the Insured. Under this formula, an increase in Policy Account Value due to favorable investment experience may increase the Death Benefit above the Specified Amount, and a decrease in Policy Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Specified Amount). As explained on page [34], we will reduce the Specified Amount if you take a partial withdrawal. If your Policy includes our Convalescent Care Rider, a partial withdrawal also will reduce the Benefit Limit under your Rider. See "Long Term/Convalescent Care Benefits Rider on pages [30-32].

EXAMPLES:

                                                          EXAMPLE A   EXAMPLE B
                                                          ---------   ---------
Specified Amount........................................   $50,000     $50,000
Insured's Age...........................................        60          60
Policy Account Value on Date of Death...................   $40,000     $25,000
Applicable Death Benefit Factor.........................       130%        130%
Death Benefit...........................................   $52,000     $50,000

    In Example A, the Death Benefit equals $52,000, I.E., the greater of $50,000 (the Specified Amount) and $52,000 (the Policy Account Value at the date of death of $40,000, multiplied by the Death Benefit Factor of 130%). This amount, less any Loan Account Value and Long

Term/Convalescent Care benefits paid, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

    In Example B, the Death Benefit is $50,000, i.e., the greater of $50,000 (the Specified Amount) or $32,500 (the Policy Account Value of $25,000 multiplied by the Death Benefit Factor of 130%). This amount, less any Loan Account Value and Long Term/Convalescent Care benefits paid, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

    CHANGE IN THE SPECIFIED AMOUNT. While the Policy is in force, you may change the Specified Amount. Write or call our Administrative Office to obtain the necessary form. The change will take effect on the first Monthly Anniversary Day after we approve your request.

    If you request a decrease in Specified Amount, we will first apply it to coverage provided by the most recent increase in Specified Amount, then to the next most recent increase successively and finally to the Specified Amount under the original application. We will not permit a decrease in the Specified Amount of your Policy if afterward the Specified Amount remaining in force would be less than the Minimum Specified Amount shown in your Policy Schedule. The Minimum Specified Amount will reflect the Insured's age at issue, sex, rating class and history of tobacco use.

    To apply for an increase in the Specified Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence of insurability. We will not permit any increase in Specified Amount after the Insured's 80th birthday. You may not increase the Specified Amount of your Policy more often than once every twelve months.

    We may decline a request for a change in Specified Amount at our discretion. You may not change the Specified Amount if the Insured is not living on the effective date of the change or your policy is in the Grace Period.

    You should be aware that an increase in the Specified Amount of your Policy will affect the cost of insurance charges applicable to your Policy. We will deduct a larger amount of cost of insurance charges, because an increase in the Specified Amount also will increase the net amount at risk under your Policy. We will not approve a request for a Specified Amount increase if the Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase.

    OPTIONAL INSURANCE BENEFITS. You may ask to add one or more Riders to your Policy to provide additional optional insurance benefits. We may require evidence of insurability before we issue a Rider to you. We will deduct the premiums for any Rider as part of the Monthly Deduction. For more information concerning what options we may offer, please ask your sales representative or contact us at 1-888-633-2205. At our discretion we may offer Riders or stop offering any Rider at any time.

    Not all of these Riders may be available in your state, and the terms of these benefits may differ in some states. Contact us for more information.

LONG-TERM/CONVALESCENT CARE BENEFITS RIDERS.

    Under these Riders, we will reimburse you for certain long-term care expenses if the Insured becomes Chronically Ill, as defined in the Riders. Other conditions apply. To obtain these benefits, you must purchase the Convalescent Care Benefits Rider described below. You may add one of the two Extension of Benefits Riders described below to tailor your coverage to your needs. THESE RIDERS MAY NOT COVER ALL OF THE LONG-TERM CARE EXPENSES INCURRED BY THE INSURED DURING THE PERIOD OF COVERAGE. ACCORDINGLY, WE STRONGLY ADVISE YOU TO REVIEW CAREFULLY ALL POLICY AND RIDER LIMITATIONS. Amounts deducted to pay for these Riders may be taxable to you as ordinary income. For more information, see "Federal Tax Considerations: Long Term/Convalescent Care Benefits Rider" at page [44] below.

    CONVALESCENT CARE BENEFITS RIDER. This Rider provides the basic long-term care expenses coverage that we offer in connection with the Policy. The maximum total benefit payable under the Rider (the "Benefit Limit") is equal to the Death Benefit as of the date we approve your claim for benefits under the Rider, less the Loan Account Value. The payment of benefits under this Rider in effect is a prepayment of the Death Benefit, since each benefit payment reduces the Death Benefit payable by an equal amount. Accordingly, if you receive total benefits under this Rider equal to the Death Benefit under your Policy, the Policy will lapse and no Death Benefit will be payable upon the Insured's death. Likewise, if the Insured dies while collecting benefits under this Rider, the Death Benefit will be reduced to reflect the total Benefits paid under this Rider.

    Benefit payments also may not exceed the daily benefit limit (the "Daily Maximum"). We offer two levels of Daily Maximum. One in effect provides for payment of the maximum daily benefit over a two-year period. The other in effect provides for payment of a lower maximum daily benefit over a three-year period. We use the two and three year periods solely as a guide in setting the Daily Maximum for your Rider. If your covered expenses are less than the applicable Daily Maximum, we will continue to pay benefits until the total benefit payments reach the Benefit Limit. However, if you wish to ensure the availability of coverage for longer periods, you may purchase one of the Extension of Benefit Riders described below.

    If you take a Policy Loan or partial withdrawal while you are collecting benefits under this Rider, we will reduce the Benefit Limit and the Daily Maximum as described in the Rider.

    The types of expenses covered by the Rider are as follows: Care Planning expenses; Caregiver Training expenses; Adult Day Care expenses; Home Health Care expenses; Homemaker Services expenses; Hospice Services expenses; Respite Care expenses; Nursing Home Care expenses; Bed Reservation expenses; Assisted Living Facility expenses; and Alternative Care Services expenses. Covered expenses, and any restrictions on the types and levels of services and expenses covered, are described in more detail in the Rider.

    Subject to the terms and conditions of this Rider, benefits are payable under this Rider once the Insured has been Chronically Ill for at least
90 days. We may require verification of eligibility for benefits, including a review of medical facts or an examination of the Insured by a physician of our choice.

    To submit a claim, you must give us written notice at our administrative office within 60 days of when you first incur an expense covered by the Rider, or as soon thereafter as is reasonably possible. We will then send you a Claim Form to fill out and return to us. Be aware that your Benefit Limit is determined as of the date when we approve your claim, not the date on which you file your claim. A decrease in your Policy Account Value while your claim is pending may reduce your Benefit Limit, if your Policy's Death Benefit is higher than the Specified Amount. See "Death Benefit" at pages [29-30]. To avoid that risk, you may wish to transfer part or all of your Policy Account Value to the Fixed Account while your claim is pending.

    When we approve your claim, we will transfer the entire Policy Account Value to the Fixed Account. You may not transfer Policy Account Value from the Fixed Account as long as you continue to claim benefits under this Rider. We will continue to deduct charges from your Policy Account Value while you are claiming benefits under this Rider. The charges will reflect the decreases in the Death Benefit and the Policy Account Value resulting from the benefit payments under the Rider. You may also take Policy Loans and Partial Withdrawals. Each benefit payment will reduce the Net Policy Account Value in proportion to the reduction in the Net Death Benefit.

    If your Policy lapses while you are collecting benefits under the Rider, your coverage under the Rider will not cease. Instead, we will continue to pay benefits to you under the Rider until your total benefit payments equal the Benefit Limit. However, if the Insured is ineligible for benefits for 30 consecutive days (excluding any hospital stay), the Rider also will lapse.

    EXTENSION OF CONVALESCENT CARE BENEFITS RIDER. This Rider provides additional Long-Term/ Convalescent Care Benefits. This Rider covers the same types of expenses as the Convalescent Care Benefits Rider.

    Under this Rider, we will reimburse additional covered expenses in the amount of the Additional Benefit Limit shown in your Policy Schedule. The Additional Benefit Limit is payable when you reach the Benefit Limit in your Convalescent Care Rider. The Additional Benefit Limit is a fixed amount. It is not affected by changes in your Policy's Net Death Benefit or the Benefit Limit in your Convalescent Care Rider. This Rider also has its own Daily Maximums. It is not affected by any changes to the Daily Maximums in your Convalescent Care Rider.

    In addition, after your Policy and this Rider have been in effect for three years, a benefit is payable under this Rider even if a qualifying claim begins after your Policy and this Rider lapse. In this circumstance the Benefit Limit will equal the greater of the premium paid for the Rider or 30 times the Daily Maximum for Nursing Home Care in effect as of the date of lapse.

    EXTENSION OF CONVALESCENT CARE BENEFITS RIDER WITH AUTOMATIC INCREASING BENEFITS. This Rider provides the same type of benefits as the Extension of Convalescent Care Benefits Rider, except that on each Rider Anniversary the Additional Benefit Limit and Daily Maximum for the Rider increases by 5%.

GUARANTEE ENHANCEMENT RIDER.

    While this Rider is in effect, if your Policy Account Value is insufficient to pay a Monthly Deduction when due, your Policy will not lapse. Instead we will reduce the Specified Amount of your Policy (and the Benefit Limit of any Convalescent Care Benefits Rider) to the Guaranteed Minimum Benefit. To qualify for this Benefit you must meet the following conditions:

    - You must not have taken any Policy Loan;

    - You must not have taken any partial withdrawal;

    - You must not have changed the Specified Amount of your Policy or added benefits, except upon our written recommendation; and

    - You must agree to the reduction in Specified Amount described above.

    This Rider may not be available in all states.

    POLICY LOANS. While your Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. You may borrow up to 100% of the Surrender Value at the time a Policy Loan is made. We may, however, limit the amount of the loan so that the total Policy indebtedness will not exceed 90% of the Policy Account Value less any Surrender Charge that would be imposed on a full surrender. The minimum loan amount is the lesser of $500 or the minimum required in your state. We may change this limit. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

    We will treat as a Preferred Loan any Policy Loan that does not exceed the "gain" in your Policy when the Loan is made. Your "gain" equals your Net Policy Account Value minus your Premiums paid, plus any partial withdrawals. Any other Policy Loan is treated as Regular Loan. The effective interest rate on Preferred Loans and Regular Loans is 8% annually. Interest on Policy Loans is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest will be treated as a new Policy Loan and will accrue interest at the applicable rate.

    When we make a Policy Loan to you, we will transfer to the Loan Account a portion of the Policy Account Value equal to the loan amount. We will credit interest to your Loan Account Value at the rates shown on your Policy Schedule. Currently we credit interest at the rate of 8% annually on Loan Account Value attributable to Preferred Loans and 6% annually on Loan Account Value attributable to Regular Loans. Periodically, the interest credited to your Loan Account will be transferred to the Fixed Account and the Sub-Accounts based on your current premium allocation percentages.

    If you do not pay loan interest when due, we will transfer to the Loan Account an amount of Policy Account Value equal to the interest due on your loan. We will take the transfers pro rata from the Fixed Account and the Sub-Accounts.

    If you purchase a Policy in exchange for another life insurance policy under which a loan is outstanding, in our discretion we may permit you to continue that loan under your Policy. We will advise you of the applicable interest rate.

    You may repay all or any part of any Policy Loan while the Policy is still in effect and the Insured is living. If you have a Policy Loan outstanding, we will treat any payment we receive from you as a loan repayment, unless you instruct us otherwise in writing. We will deduct an amount equal to your loan repayment from the Loan Account and allocate your payment among the Sub-Accounts and the Fixed Account in accordance with your then current Premium allocation, unless you instruct us otherwise.

    A Policy Loan, whether or not repaid, will have a permanent effect on the Policy Account Value because the investment results of each Sub-Account and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate charged on your Policy Loan, your Policy Account Value will not increase as rapidly as it would if you had not taken a Policy Loan. If the Sub-Accounts and/or Fixed Account earn less than that rate, then your Policy Account Value will be greater than it would have been if you had not taken a Policy Loan. Also, if you do not repay a Policy Loan, your Loan Account Value will be subtracted from the Death Benefit and Surrender Value otherwise payable.

    You may realize taxable income when you take a Policy Loan. In most instances, a Policy is treated as a "modified endowment contract" for federal tax purposes. As a result, Policy Loans usually are treated as withdrawals for tax purposes, and the amount of the loan may be treated as taxable income to you. In addition, you may also incur an additional ten percent penalty tax. You should also be aware that interest on Policy Loans is generally not deductible. If your Policy lapses while a Policy Loan is outstanding and your Policy is not a MEC, you may owe taxes or suffer other adverse tax consequences. Accordingly, before you take a Policy Loan, you should consult your tax adviser and carefully consider the potential impact of a Policy Loan on your rights and benefits under the Policy.

    AMOUNT PAYABLE ON SURRENDER OF THE POLICY. While your Policy is in force, you may fully surrender your Policy. Upon surrender, we will pay you the Surrender Value determined as of the day we receive your written request at our Administrative Office, together with your Policy. Your Policy will terminate on the day we receive your written request. Before we pay a full surrender, you must provide us with tax withholding information.

    The Surrender Value equals the Policy Account Value, minus any applicable Surrender Charge, minus any Loan Account Value. We will determine the Surrender Value as of the end of the Valuation Period during which we received your request for surrender. We generally will pay you the Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you have requested, whichever is later. The determination of the Surrender Charge is described on page [38].

    You may receive the Surrender Value in a lump sum or under any of the proceeds options described in "Proceeds Options" below.

    The tax consequences of surrendering the Policy are discussed in "Federal Tax Considerations," beginning on page [41].

    PARTIAL WITHDRAWALS. You may receive a portion of the Surrender Value by making a partial withdrawal from your Policy. You may not withdraw less than $500 at one time. Total partial withdrawals may not exceed 90% of the Surrender Value of the Policy on the day on which we accept your withdrawal request. You must request the partial withdrawal in writing, unless you previously provided us with written authorization to request partial withdrawals by telephone. Your request will be effective on the date we receive it at our Administrative Office. Before we pay any partial withdrawal, you must provide us with tax withholding information.

    When you request a partial withdrawal, we will pay you the amount requested and subtract the amount requested plus a $25 Partial Withdrawal Transaction Fee (not to exceed 2% of the amount withdrawn) from your Policy Account Value. Total partial withdrawals may not exceed 90% of the Surrender Value of the Policy. We will take your partial withdrawal pro rata from the Sub-Accounts and/or the Fixed Account, unless you instruct us otherwise in writing.

    A partial withdrawal will reduce the Specified Amount of your Policy as well as the Policy Account Value. We will reduce the Specified Amount by the amount of the partial withdrawal. We will not permit a partial withdrawal that would reduce the Specified Amount below the Minimum Specified Amount shown in your Policy Schedule. If you have previously increased the Specified Amount of your Policy, your partial withdrawals will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the Specified Amount of the original Policy. We will notify you of any change in the Specified Amount in our next quarterly or annual report to you.

    The tax consequences of partial withdrawals are discussed in "Federal Tax Considerations" beginning on page [41].

    PROCEEDS OPTIONS. We will pay the Surrender Value or Death Benefit proceeds under the Policy in a lump sum or under one of the proceeds options that we then offer. Our consent is needed for any payment option that would result in installment payments of less than $50. Unless we consent in writing, the proceeds options described below are not available if the payee is an assignee, administrator, executor, trustee, association, partnership, or corporation. We will not permit surrenders or partial withdrawals after payments under a proceeds option commence. We will transfer to our general account any amount placed under a proceeds option and it will not be affected by the investment performance of the Variable Account.

    You may request a proceeds option by writing to us at our Administrative Office before the death of the Insured.

    The following proceeds options are available under the Policy:

    OPTION A--PAYMENTS FOR A FIXED NUMBER OF YEARS. We will pay equal monthly installments for a period selected by you of not less than five and not more than 25 years. Payments are based on a guaranteed interest rate of 4% compounded annually.

    OPTION B--LIFE INCOME WITH A GUARANTEE MINIMUM PAYMENT PERIOD. We will pay proceeds in equal monthly payments to the payee for as long as the payee is alive. If the payee dies before the end of the Guarantee Period, we will continue payments to a named beneficiary until the end of the Guarantee Period. We offer Guarantee Periods of ten years, fifteen years or twenty years. The amount of the payment will be determined from Option Table B in your Policy.

    OPTION C--PROCEEDS LEFT ON DEPOSIT. We will return the proceeds on deposit while the payee is alive. We will disburse the proceeds as requested by the payee. We will credit interest to unpaid balances at an annual effective rate of 4%. The amount left on deposit must equal at least $2,500 unless we agree otherwise.

    OPTION D--PAYMENTS OF FIXED AMOUNT UNTIL PROCEEDS ARE EXHAUSTED. We will pay equal monthly installments until the proceeds are exhausted. We will credit interest to unpaid balances at an annual effective rate of 4%.

    When we begin to make payments under Options A, B and D, we will tell you the amount of your installment payment. Your installment payment will never be less than the amounts determined using the tables in the Policy. It may be higher.

    In our discretion, from time to time we may credit interest in addition to the interest guaranteed under the proceeds options. If the Payee dies, under Options A and B, we will pay the commuted value of the remaining payments to the Payee's estate; under Options C and D, we will pay the unpaid balance left with us plus any unpaid interest.

    In addition, we may agree to other proceeds option plans. Write or call us to obtain information about them.

    POLICY AFTER AGE 100. The Policy does not have a maturity date. When the Insured reaches age 100 and the Policy is in force, we will make the following changes to your Policy:

    - We will transfer all of your Variable Account Value to the Fixed Account. We will continue to credit interest to the Fixed Account as described above.

    - We will discontinue charging a cost of insurance charge, and we will not deduct any other charge.

    - We will not accept any additional Premium.

    The other provisions of the Policy will continue in force.

    TERMINATION AND GRACE PERIOD. The Policy will terminate and life insurance coverage will end when one of the following events first occurs:

    (a) you surrender your Policy;

    (b) the Grace Period ends without payment of sufficient additional Premium and your Policy does not have an in force Guarantee Enhancement Rider; or

    (c) the Insured dies.

    Your Policy will enter the Grace Period if on a Monthly Anniversary Day the Surrender Value is insufficient to pay the Monthly Deduction or the Loan Account Value exceeds the Surrender Value. You will be given a 61-day Grace Period in which to pay an amount sufficient to keep your Policy in force after the end of the Grace Period.

    At least 30 days before the end of the Grace Period, we will send you and any assignee a notice telling you that you must pay at least the amount shown in the notice by the end of the Grace Period to prevent your Policy from terminating. The notice will state the amount of the Premium or repayment of Policy Loans necessary such that the Net Policy Account Value is at least equal to two times the Monthly Deduction amount. You may pay a larger amount if you wish. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy will end at the end of the Grace Period unless your Policy has an in force Guarantee Enhancement Rider. See "Guarantee Enhancement Rider" at page [32] above.

    Your Policy will continue in effect through the Grace Period. If the Insured dies during the Grace Period, we will pay a Death Benefit in accordance with your instructions. However, we will reduce the proceeds by an amount equal to the Monthly Deductions due and unpaid. See "Death Benefit," on pages [29-30].

    REINSTATEMENT. If your Policy lapses during the life of the Insured, you may apply for reinstatement of your Policy by paying us the reinstatement Premium. You must request reinstatement within five years from the end of the Grace Period while the Insured is living. The reinstatement Premium is equal to any charges due and unpaid on the date of lapse plus an amount sufficient to keep your Policy from entering the Grace Period for two months. If you choose, you may pay a larger amount. If any Policy Loan was outstanding at the time of lapse, you must either repay or reinstate the loan before we will reinstate your Policy. In addition, you must provide evidence of insurability satisfactory to us. The Policy Account Value on the reinstatement date will reflect the Premium paid at the time of reinstatement. We will advise you of the Surrender Charge, if any, that will apply to surrender of your Policy after reinstatement. All Policy charges will continue to be based on your original Issue Date.

    CANCELLATION. You may cancel your Policy by returning it to us within thirty days after you receive it. If you return your Policy, it terminates and we will pay you an amount equal to your Premium. We will pay the refund within seven days of receiving your request. No Surrender Charge is imposed upon return of your Policy within the right to return period.

    POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We ordinarily will pay any amount attributable to the Policy Account Value allocated to the Variable Account within seven days, except:

    - whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

    - when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Variable Account's investments or determination of the value of its net assets is not reasonably practicable; or

    - at any other time permitted by the SEC for your protection.

    In addition, we may delay payment of Policy Account Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days we will pay interest (if required) on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                             DEDUCTIONS AND CHARGES

    We assess charges and deductions under your Policy against Premiums, the Sub-Accounts and the Policy Account Value. Additional deductions and expenses are paid out of the Portfolios' assets, as described in the Prospectuses of the Portfolios.

    PREMIUM EXPENSE CHARGE. We charge a premium expense charge of 3.5% of each Premium paid. The premium expense charge is intended to cover a portion of our state premium tax expenses, certain federal tax liabilities resulting from the receipt of Premiums, and a portion of our distribution expenses. State premium tax rates vary from 0% to 4.0%. We do not vary this charge to reflect the actual premium tax rate in individual states or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state.

    MORTALITY AND EXPENSE RISK CHARGE. On each Valuation Day, we will take a deduction from the Sub-Accounts to compensate First Penn-Pacific for certain expenses incurred in connection with this Policy. The mortality and expense risk charge will be calculated at an annual effective rate equivalent to 1.00% of average daily net assets of each Sub-Account, as described in the table of Policy Charges and Deductions on page [8]. The amount deducted will be determined on each Valuation Day.

    The mortality and expense risk charge is intended to compensate us for incurring certain expenses and assuming certain mortality risks under the Policies. The mortality risk assumed in relation to the Policy includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Anniversary Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy.

    OTHER VARIABLE ACCOUNT CHARGE. We currently are not maintaining a provision for taxes attributable to the operations of the Variable Account (as opposed to the federal tax related to the receipt of Premiums under the Policies). In the future, however, we may make such a charge. Charges for other taxes, if any, attributable to the Variable Account or to this class of Policies may also be made.

    MONTHLY DEDUCTION. Each month on the Monthly Anniversary Day we will take a Monthly Deduction from your Policy Account Value. The Monthly Deduction will consist of a cost of insurance charge, a Monthly Expense Charge, and any charges for optional benefit Riders. We deduct the Monthly Deduction pro rata from your interests in the Sub-Accounts and your Fixed Account balance.

    COST OF INSURANCE CHARGE. The cost of insurance charge is intended to pay for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the mortality table guaranteed in your Policy.

    The current monthly cost of insurance charge is equal to the current cost of insurance rate times the net amount at risk. The net amount at risk is (a)-(b), where:

    (a) is the Death Benefit on the first day of the Policy Month divided by 1.0032737; and

    (b) the Policy Account Value on the first day of the Policy Month prior to the deduction of the monthly Cost of Insurance and any rider costs based on the monthly Cost of Insurance.

    Rates may differ based on the age, sex, rating class and history of tobacco use of the Insured. Your guaranteed cost of insurance rates are set forth in the mortality tables in your Policy. Because the net amount for which we are at risk under your Policy may vary monthly, your cost of insurance charge is likely to differ each month. If the Insured is still living and your Policy is in effect on the first Policy Anniversary after the Insured's 100th birthday, we will discontinue charging you a cost of insurance charge.

    We determine the cost of insurance charge separately for the initial Specified Amount and each subsequent increase. The current cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates based on our expectations as to our future mortality experience and other factors. We guarantee, however, that we will never charge you a cost of insurance charge higher than the amount determined using the maximum guaranteed cost of insurance rates shown in the Policy. We base our cost of insurance rates on the Insured's sex, attained age or, for the first seven Policy Years, issue age and duration, rating class, and history of tobacco use. However, we issue unisex Policies in Montana. Our cost of insurance rates are based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table based on the Insured's sex, age last birthday, and history of tobacco use.

    MONTHLY EXPENSE CHARGE. We charge a Monthly Expense Charge of $6.00 per month. We may raise or lower this charge, but it will never exceed $8.00 per month. The Monthly Expense Charge is intended to compensate us for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports.

    RIDER CHARGES. If you select our Long Term/Convalescent Care Riders or Guarantee Enhancement Rider, each month we will deduct a charge for each Rider. The charge is intended to cover our anticipated costs for providing the benefits offered under the Rider(s) you have selected. The monthly charge will depend on the type of Rider you select and the level of coverage provided. The monthly charge for our base Long-Term/Convalescent Care Rider also is based on the Insured's Age. The monthly charge for our other Long-Term/Convalescent Care Riders reflects the Insured's Age at issue. The monthly charge for our Guarantee Enhancement Rider is a percentage of Policy Account Value.

    PORTFOLIO EXPENSES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Account Value. The Variable Account purchases shares of the Portfolios at net asset value. Each Portfolio's net asset value reflects investment advisory fees and administrative expenses already deducted from the Portfolio's assets. For a summary of current estimates of these charges and expenses, see pages [9-10] above. For more information concerning the investment advisory fees and other charges against the Portfolios, see the Prospectuses and the statements of additional information for the Portfolios, which are available upon request.

    We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios.

    SURRENDER CHARGE. If you surrender your Policy, you may pay a Surrender Charge. The Surrender Charge equals the amount shown in the table in your Policy for the Policy Year in which surrender occurs. The Surrender Charge equals a percentage of your Initial Premium. The applicable Surrender Charge percentages are shown in the table on page [8] above. The applicable percentage is based on the Insured's age at issue and the number of complete years elapsed since the Issue Date. The amount of the Surrender Charge decreases over time. After the 14th Policy Year, the Surrender Charge is 0%. Payment of additional Premiums does not affect the Surrender Charge. Changes in the Specified Amount of your Policy will not affect the Surrender Charge.

    The Surrender Charge is imposed to cover a portion of our actual distribution expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, to the extent distribution costs are not recovered by the Surrender Charge, Partial Withdrawal Transaction Fee or the premium expense charge, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense risk charges charged to the Sub-Accounts and other fees and charges under the Policies.

    PARTIAL WITHDRAWAL TRANSACTION FEE. We also charge a Partial Withdrawal Transaction Fee on a partial withdrawal from your Policy. The Partial Withdrawal Transaction Fee is $25 on each partial withdrawal. The Partial Withdrawal Transaction Fee is used to cover a portion of our administrative expenses in processing partial withdrawal requests. See "Surrender Charge" above.

    TRANSFER FEE. We charge a maximum transfer fee of $25 per transfer request after the first twelve transfer requests in any Policy Year, excluding transfers under our Dollar Cost Averaging and Asset Rebalancing Programs. We may change the number of free transfer requests and the transfer fee at any time, but you will always be able to make at least 12 free transfer requests per Policy Year and the transfer fee will never exceed $25.

    We will deduct the transfer fee from the Policy Account Value remaining in the Sub-Account or the Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will subtract it from the transferred amount.

    SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS. Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements. We may reduce or waive the charges and deductions described above for Policies issued under these arrangements. Among other things, we may waive Surrender Charges and deductions to employees, officers, directors, agents, and immediate family members of the foregoing. We will reduce these charges and deductions in accordance with our rules in effect when we approve the application for a Policy. To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants and anticipated Premiums from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Policies are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

    From time to time, we may modify both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners and all other owners of all other policies funded by the Variable Account.

                           GENERAL POLICY PROVISIONS

    STATEMENTS TO POLICY OWNERS. We will maintain all records relating to the Variable Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Account Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Loan Account Value, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this additional report. We will tell you the current charge before we send you the report.

    In addition, we will send you the financial statements of the Portfolios and other reports as specified in the Investment Company Act of 1940, as amended. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

    LIMIT ON RIGHT TO CONTEST. In the absence of fraud, we may not contest the insurance coverage under your Policy after it has been in force for two years while the Insured is alive or for two years after any increase in the Specified Amount or any reinstatement. The two-year incontestability period may vary in certain states to comply with the requirements of state insurance laws and regulations.

    In issuing your Policy, we rely on your application. Your statements in that application and any supplemental applications, in the absence of fraud, are considered representations and not warranties. In the absence of fraud, we will not use any statement made in connection with your application to void your Policy or to deny a claim, unless that statement is a part of the application or an amendment thereto.

    SUICIDE. If the Insured commits suicide while sane or insane within two years of the Issue Date, the Death Benefit would be limited to the Premiums paid, less any Loan Account Value, Partial Withdrawals, and the cost of any riders, and the Policy will end. Likewise, if the Insured dies by suicide while sane or insane within two years after the effective date of any increase in the Specified Amount or reinstatement, the amount we will pay you (a) with respect to that increase will be limited to the Monthly Deductions taken in connection with that increase; and (b) with respect to the reinstatement will be limited to the Premiums paid since the reinstatement adjusted as described above. The suicide provisions may vary in certain states to comply with the requirements of state insurance laws and regulations.

    MISSTATEMENT AS TO AGE AND SEX. If the age or sex of the Insured is incorrectly stated in the application, we will adjust any proceeds appropriately as specified in your Policy.

    BENEFICIARY. You name the original Beneficiary(ies) in your Policy application. You may designate numbered classes of Beneficiaries to show priority of payment. You may assign more than one beneficiary to each class. You may change the Beneficiaries at any time while the Insured is alive, except irrevocable Beneficiaries may not be changed without their consent.

    You must request a change of Beneficiary in writing. We will provide a form to be signed and filed with us. Your request for a change in Beneficiary will take effect as of the date you signed the form after we acknowledge receipt in writing. Until we acknowledge receipt of your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

    If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries. If no Beneficiary in the highest priority class is living, we will distribute the proceeds among the next highest class having a living member. The interest of any revocable Beneficiary is subject to the interest of any assignee. If no Beneficiary of any class is living, we will pay the proceeds to the Policy Owner or the Policy Owner's estate.

    ASSIGNMENT. While the Insured is alive, you may assign your Policy as collateral security. You must notify us in writing if you assign your Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment. An assignment may result in income tax and a ten percent penalty tax. You should consult your tax adviser before assigning your Policy.

    DIVIDENDS.  We will not pay any dividend under the Policy.

    NOTICE AND ELECTIONS. To be effective, all notices and elections under the Contract must be in writing, signed by you, and received by us at our Administrative Office. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, requests and elections will be effective when received at our Administrative Office complete with all necessary information.

    MODIFICATION. We reserve the right to modify your Policy without your express consent, in the circumstances described in this Prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of your Policy will be construed so as to comply with the requirements of Section 7702 of the Tax Code.

                           FEDERAL TAX CONSIDERATIONS

    NOTE: The following discussion is based upon our understanding of current federal income tax law applicable to life insurance policies in general. We cannot predict the probability that any changes in those laws will be made. Also, we do not guarantee the tax status of the Policies. You bear the complete risk that the Policies may not be treated as "life insurance contracts" under federal income tax laws.

    In addition, this discussion does not include a detailed description of the federal income tax consequences of the purchase of these Policies or any discussion of special tax rules that may apply to certain purchase situations. We also have not tried to consider any other possibly applicable state or other tax laws, for example, the estate tax consequences of the Policies. You should seek tax advice concerning the effect on your personal tax liability of the transactions permitted under the Policy, as well as any other questions you may have concerning the tax status of the Policy or the possibility of changes in the tax law.

    TAXATION OF FIRST PENN-PACIFIC AND THE VARIABLE ACCOUNT. First Penn-Pacific is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The operations of the Variable Account are taxed as part of the operations of First Penn-Pacific. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies.

    Accordingly, we do not anticipate that First Penn-Pacific will incur any federal income tax liability attributable to the operation of the Variable Account (as opposed to the federal tax related to the receipt of Premiums under the Policies). Therefore, we are not making any charge or provision for federal income taxes. However, if the tax treatment of the Variable Account is changed, we may charge the Variable Account for its share of the resulting federal income tax.

    In several states we may incur state and local taxes on the operations of the Variable Account. We currently are not making any separate charge or provision for them against the Variable Account. We do, however, use part of the charges we receive under the Policies to offset these taxes. If these taxes should be increased, we may make a charge or provision for them against the Sub-Accounts. If we do so, the results of the Sub-Accounts will be reduced.

    TAX STATUS OF THE POLICY. The Policy is structured to satisfy the definition of a life insurance contract under the Tax Code using the cash value accumulation test. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the Beneficiary. The Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. The Death Benefit will also be included in your estate, if the Beneficiary is not your estate but you retained incidents of ownership in the Policy. Examples of incidents of ownership include the right to change Beneficiaries, to assign the Policy or revoke an assignment, and to pledge the Policy or obtain a Policy Loan. If you own and are the Insured under a Policy and if you transfer all incidents of ownership in the Policy more than three years before your death, the Death Benefit will not be included in your gross estate. State and local estate and inheritance tax consequences may also apply.

    In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of individuals) two or more generations below that of the transferor may be subject to the federal generation-skipping transfer tax.

    In the absence of final regulations or other pertinent interpretations of the Tax Code, some uncertainty exists as to whether a substandard risk Policy will meet the statutory definition of a life insurance contract. If a Policy were deemed not to be a life insurance contract for tax purposes, it would not provide most of the tax advantages usually provided by a life insurance contract. We reserve the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service ("IRS").

    DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Tax Code requires that the underlying assets of variable life insurance contracts be diversified. The Tax Code provides that a variable life insurance contract will not be treated as a life insurance contract for federal income tax purposes for any period and any subsequent period for which the investments are not adequately diversified. If the Policy were disqualified for this reason, you would lose the tax deferral advantages of the Policy and would be subject to current federal income taxes on all earnings allocable to the Policy.

    The diversification standards set forth in the Tax Code and applicable U.S. Treasury Department Regulations are applied to each Sub-Account of the Variable Account by looking to the investments of the Portfolio underlying the Sub-Account. One of our criteria in selecting the Portfolios is that their investment managers intend to manage them in compliance with these diversification requirements. The Internal Revenue Service has stated, however, that satisfaction of the diversification requirements by itself does not prevent a contract holder from being treated as the owner of separate account asset under the "owner control" test discussed below.

    OWNER CONTROL. In certain circumstances, variable life insurance contract owners will be considered the owners, for tax purposes, of separate account assets underlying their contracts. In those circumstances, the contract owners could be subject to taxation on the income and gains from the separate account assets.

    In published rulings, the Internal Revenue Service has stated that a variable insurance contract owner will be considered the owner of separate account assets, if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. As of the date of this Prospectus, the Treasury Department has not issued guidance on the extent to which variable contract owners could direct their investments among Sub-Accounts without being treated as owners of the underlying assets of the Variable Account. We cannot predict when or whether the Treasury Department will issue that guidance or what position the Treasury Department will take. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect.

    The ownership rights under the Policy are similar in many respects to those described in IRS rulings in which the contract owners were not deemed to own the separate account assets. In some respects, however, they differ. For example, under the Policy you have many more investment options to choose from than were available under the contracts involved in the published rulings, and you may be able to transfer Policy Account Value among the investment options more frequently than in the published rulings. Because of these differences, it is possible that you could be treated as the owner, for tax purposes, of the Portfolio shares underlying your Policy and therefore subject to taxation on the income and gains on those shares. Moreover, it is possible that the Treasury Department's position, when announced, may adversely affect the tax treatment of existing Policies. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner for tax purposes of the underlying assets.

    The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

    TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under a Policy is excludable from gross income under the Tax Code. Certain transfers of the Policy, however, may result in a portion of the Death Benefit being taxable.

    If the Death Benefit is not received in a lump sum and is, instead, applied under one of the proceeds options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the insured's death), which will be includable in the beneficiary's income.

    TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Tax Code, except as described below, any increase in your Policy Account Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Policy before the Insured dies. If you surrender your Policy, the Cash Value (less any Monthly Expense Charge paid upon surrender) will be includable in your income to the extent the amount received exceeds the "investment in the contract." The "investment in the contract" generally is the total Premiums and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Policy constitute income depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

POLICIES WHICH ARE MECS

    CHARACTERIZATION OF A POLICY AS A MEC. In general, this Policy will constitute a MEC unless (1) it was received in exchange for another life insurance policy which was not a MEC, (2) no Premiums or other consideration (other than the exchanged policy) are paid into the Policy during the first seven Policy Years, and (3) there is no withdrawal or reduction in the Death Benefit during the first seven Policy Years. In addition, even if the Policy initially is not a MEC, it may, in certain circumstances become a MEC, if there is a later increase in benefits or any other "material change" of the Policy within the meaning of the tax law.

    TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of your investment in the Policy. Thus, you may realize taxable income upon a withdrawal if the Policy Account Value exceeds the investment in the Policy. You may also realize taxable income when you take a Policy Loan, because any loan (including unpaid loan interest) under the Policy will be treated as a withdrawal for tax purposes. In addition, if you assign or pledge any portion of the value of your Policy (or agree to assign or pledge any portion), the assigned or pledged portion of your Policy Account Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a Policy that is a MEC, you should consult a qualified tax adviser.

    PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to ten percent of the portion of the withdrawal that is includable in income, unless the withdrawals are made: (1) after you reach age 59 1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law). Certain other exceptions to the ten percent penalty tax may apply.

    AGGREGATION OF POLICIES. All life insurance policies which are MECs and which are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income.

POLICIES WHICH ARE NOT MECS

    TAX TREATMENT OF WITHDRAWALS GENERALLY. If your Policy is not a MEC, the amount of any withdrawal from the Policy will be treated first as a non-taxable recovery of Premiums and then as income from the Policy. Thus, only the portion of a withdrawal that exceeds the investment in the Policy immediately before the withdrawal will be includable in taxable income.

    CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS. Where cash distributions are required under the Tax Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Tax Code, during this period), some or all of such amounts may be includable in taxable income.

    TAX TREATMENT OF LOANS. If your Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Policy Account Value. As a result, you will not realize taxable income on any part of the loan as long as the Policy remains in force. If you surrender your Policy, however, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Generally, you may not deduct interest paid on loans under the Policy, even if you use the loan proceeds in your trade or business.

    LONG-TERM/CONVALESCENT CARE BENEFITS RIDER. The Riders are intended to be "qualified long-term care insurance contracts" under Section 7702B(b) of the Tax Code. Benefits paid under such qualified contracts will be excludable from income. Under current law, amounts deducted to pay for these Riders are treated for tax purposes as distributions from your Policy. Accordingly, if your Policy is a MEC or in certain circumstances if your Policy is not a MEC, the Rider charges assessed against the Policy Account Value may be taxable to you as income. Furthermore, if your Policy is a MEC, these deductions may be subject to a 10% penalty tax described above.

    The Riders may be issued in certain states as "non-qualified" Riders. "Non-qualified" means that the Rider does not constitute qualified long term care insurance under section 7702B(b) of the Tax Code. The first page of your Rider will state whether it is issued as a qualified or non-qualified Rider. The tax treatment of the charges for and the benefits received from such a Rider are uncertain. Accordingly, you should consult a tax adviser before adding a non-qualified Rider to your Policy or requesting benefits from such a Rider.

    STATUS OF POLICY AFTER AGE 100. As described above, at the Insured's age 100 we transfer the Variable Account Value to the Fixed Account and make certain other changes to the Policy. We believe that the Policy will continue to qualify as life insurance under the Tax Code. However, there is some uncertainty as to this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

    ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Tax Code definition of a life insurance contract. We reserve the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

    FEDERAL INCOME TAX WITHHOLDING. When we process a partial withdrawal or a surrender under your Policy, we will ask you whether you want us to withhold and remit to the federal government a part of the taxable portion of the amount withdrawn or surrender proceeds. If you are subject to backup withholding, withholding is required. As a Policy Owner, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received under the Policy, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

    TAX ADVICE. This summary is not a complete discussion of the tax treatment of the Policy. You should seek tax advice from an attorney who specializes in tax issues.

           DESCRIPTION OF FIRST PENN-PACIFIC AND THE VARIABLE ACCOUNT

    FIRST PENN-PACIFIC. First Penn-Pacific was incorporated on June 19, 1963 as a stock life insurance company under the laws of the Commonwealth of Pennsylvania. It redomesticated to the State of Indiana effective January 1, 1993. Its executive and administrative offices are located at 10 N. Martingale Road, Schaumburg, Illinois 60173.

    First Penn-Pacific is licensed to do business in the District of Columbia and every state except New York. First Penn-Pacific writes deferred annuities, universal life insurance, and term life insurance. It distributes its products through stockbrokers, financial planners, banks and personal producing general agents. It also manufactures deferred annuity products for its parent, Lincoln National Life Insurance Company for distribution through its career agents and banks. We intend to market the Policies everywhere in the United States we conduct life insurance business.

    First Penn-Pacific is a member of the Insurance Marketplace Standards Association ("IMSA"). Accordingly, we may use the IMSA logo and membership in IMSA in advertisements. Being a member means that First Penn-Pacific has chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

    First Penn-Pacific is a wholly-owned subsidiary of Lincoln National Life Insurance Company ("LN Life"), which is in turn a wholly-owned subsidiary of Lincoln National Corporation ("LNC"). Through its subsidiaries LNC operates multiple insurance and investment management businesses.

    First Penn-Pacific has been rated by A.M. Best and Company ("A.M. Best"), Standard and Poor's, Moody's and Fitch. These independent insurance ratings agencies provide opinions of an insurance company's relative financial strength and ability to meet its contractual obligations to its policyholders. These ratings are not intended to reflect the financial strength or investment experience of the Variable Account. However, these ratings may nevertheless be relevant to you because some of our contractual obligations to you are not based on the assets held in the Separate Account. We may from time to time advertise these ratings in our sales literature.

    A.M. Best has assigned First Penn-Pacific an "A" rating. The A.M. Best A rating is the third highest of 15 ratings and reflects First Penn-Pacific's strategic affiliation with its parent, LN Life. This rating acknowledges First Penn-Pacific's favorable performance, adequate capitalization, and the support offered by LN Life's financial resources. Standard and Poor's rates First Penn-Pacific "AA-". The Standard and Poor's AA- rating is its fourth highest of 21 ratings, and means that First Penn-Pacific's capacity to meet policyholder obligations is deemed "Very Strong". This rating also is based on First Penn-Pacific's affiliation with LN Life, its strong capitalization and good operating performance. Moody's rates First Penn-Pacific "A1", which is the fifth highest of Moody's 25 ratings. This rating means that First Penn-Pacific's financial capacity to meeting policyholder obligations is deemed "Good". This rating is based on its support from and strategic relationship with LN Life. Fitch rates First Penn-Pacific "AA". This rating is the third highest of Fitch's 24 ratings. It means that First Penn-Pacific's claims-paying ability is deemed to be "Very Strong" based on its affiliation with LN Life.

    A fidelity bond in the amount of $100 million in the aggregate per year covers the officers and employees of First Penn-Pacific.

    OFFICERS AND DIRECTORS OF FIRST PENN-PACIFIC. Our directors and officers are listed below, together with information as to their dates of election and principal business occupations during the past five years (if other than their present occupation). Where no dates are given, the person has held that position for at least the past five years.

    ROLAND C. BAKER, President, January 1995 to date; Director, February 1995 to date.

    MARCIA L. DUMOND, Vice President and General Counsel, August 1995 to date; Vice President, Government Relations, Lincoln National Corporation, August 1990 to August 1995.

    THOMAS W. FITCH, Senior Vice President, Sales and Distribution, July 1999 to date; Director, November 1999 to date; Senior Vice President, Marketing, Financial Markets Division, July 1997 to July 1999; Vice President, Marketing, December 1986 to July 1997.

    JOHN H. GOTTA, Director, January 2000 to date; Chief Executive Officer of Life Insurance, Senior Vice President and Assistant Secretary, Lincoln National Life Insurance Company, December, 1999 to date; Senior Vice President and Assistant Secretary, Lincoln National Life Insurance Company, April, 1998 to December 1999; Senior Vice President, Lincoln National Life Insurance Company, February 1998 to April 1998; Vice President and General Manager, Lincoln National Life Insurance Company, January 1998 to February 1998; Senior Vice President, CIGNA, March 1996 to December 1997; Vice President, Connecticut Mutual/Mass Mutual Life Insurance Company, August 1994 to March 1996.

    RICHARD C. KLEIN, Senior Vice President and Chief Actuary, July 1999 to date; Director, November 1999 to date; Senior Vice President, Product Development Financial Markets Division, July 1997 to July 1999; Vice President, Product Development, December 1987 to July 1997.

    STEPHEN J. MAC DONALD, Vice President Business Acquisition Services, July 1999 to date; Vice President, New Business, Brokerage Division, February 1995 to July 1999.

    MARK J. OBERHELLMAN, Vice President Product Development, July 1999 to date; Vice President Product Development, Brokerage Division, February 1998 to
July 1999; Second Vice President Product Development, Brokerage Division, February 1995 to February 1998.

    LAWRENCE T. ROWLAND, Director, November 1999 to date; Chairman, CEO, President and Director, Lincoln National Reassurance Company, October 1996 to date; Executive Vice President and Director, Lincoln National Life Insurance Company, October 1996 to date; Chairman, President and Director, Lincoln Re S.A., October 1996 to date; Senior Vice President, Lincoln National Life Reinsurance Company, October 1995 to October 1996; Vice President, Lincoln National Life Reinsurance Company, October 1991 to October 1995.

    STEVEN W. ROGERS, Second Vice President and Chief Financial Officer, November 1999 to date; Second Vice President and Controller, July 1992 to November 1999.

    MAUREEN T. SLOAN, Vice President, Life and Annuity Client Services and Claims, July 1999 to date; Vice President, Life Client Services and Claims, January 1999 to July 1999; Vice President, Annuity Product Development and Administration, July 1997 to January 1999; Second Vice President, Annuity Product Development and Administration, July 1991 to July 1997.

    TODD R. STEPHENSON, Director, November 1999 to date; Senior Vice President, Chief Financial Officer, Lincoln National Life Insurance Company, March 1999 to date; Director, Annuity Net, Inc. and AnnuityNet Insurance Agency, Inc.,
March 1999 to date; Vice President and Director, Lincoln Realty Capital Corp., January 1999 to date; Senior Vice President and COO, Lincoln Life and Annuity Distributors, Inc., January 1998 to March 1999; Senior Vice President and COO, Lincoln Financial Advisors Corp., January 1998 to March 1999; Senior Vice President, Treasurer, Director and Chief Financial Officer, American States Insurance Co., February 1995 to December 1997.

    The business address of each of the foregoing officers and directors is 10
N. Martingale Road, Schaumburg, Illinois 60173.

    VARIABLE ACCOUNT. First Penn-Pacific Variable Life Insurance Separate Account was originally established on May 25, 1995, as a segregated asset account of First Penn-Pacific, under the laws of the State of Indiana. The Variable Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Variable Account or First Penn-Pacific.

    We own the assets of the Variable Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Account Value of the Policies offered by this Prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains, or losses. Our obligations arising under the Policies are general corporate obligations of First Penn-Pacific.

    The Variable Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. Values allocated to the Variable Account will rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. In the future, we may use the Variable Account to fund other variable universal life insurance policies. We will account separately for each type of variable life insurance policy funded by the Variable Account.

    SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS. We hold the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

    STATE REGULATION OF FIRST PENN-PACIFIC. We are subject to the laws of Indiana and regulated by the Indiana Division of Insurance. Every year we file an annual statement with the Division of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Division of Insurance to verify our contract liabilities and reserves. Our books and records are subject to review by the Division of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

                            DISTRIBUTION OF POLICIES

    First Penn-Pacific Securities, Inc. ("FPPSI") serves as distributor of the Policies. FPPSI is located at 10 N. Martingale Road, Schaumburg, Illinois 60173. FPPSI is our wholly-owned subsidiary. It is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc.

    The Policies described in this Prospectus are sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. FPPSI enters into selling agreements with affiliated and unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Policies. In some states, Policies may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

    Generally, representatives will receive a commission of not more than 6.5% of the Premiums received in the first year. Representatives also will generally receive a commission on a Specified Amount increase. We may pay asset-based commissions in the future, the amount of which will depend on the amount of the front-end commissions paid. In addition, certain overrides and production and managerial bonuses may be paid. These additional amounts may constitute a substantial portion of total commissions and fees paid. Firms to which service fees and commissions may be paid include affiliated broker-dealers. In addition, we may pay or permit other promotional incentives in cash, or credit or other compensation. We also may pay asset-based expense allowances and service fees.

    The distribution agreement with FPPSI provides for indemnification of FPPSI by First Penn-Pacific for liability to owners arising out of services rendered or policies issued.

    The name and position of each officer and director of FPPSI as of December 1, 2000, is as follows:

Michael P. Jeanfreau      President and Director
Maureen A. Klouda         Chief Compliance Officer and Vice President
Steven W. Rogers          Treasurer and Chief Financial Officer
Thomas W. Fitch           Director
Roland C. Baker           Director
Marcia L. DuMond          Corporate Secretary
Diann L. Eggleston        Assistant Secretary
Randy E. Grawcock         Assistant Secretary

    The principal business address of the officers and managers of FPPSI is 10
N. Martingale Road, Schaumburg, Illinois 60173.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. First Penn-Pacific is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine in nature and in the ordinary course of business. In some instances, they include claims for unspecified punitive damages and similar fines of relief in addition to amounts for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of First Penn-Pacific.

    First Penn-Pacific is presently defending a lawsuit in which Plaintiff seeks to represent a national class of policyholders in connection with alleged violations of California's Insurance Code and Business and Professional Code related to premium collection. As of the date of this prospectus, the court has not certified a class in this suit. Plaintiff seeks unspecified damages and penalties for himself and on behalf of the putative class and equitable relief. Since this case is in the preliminary stages of litigation, it is premature to make assessments about potential loss, if any. Management is defending this suit vigorously. The amount of liability, if any, that may ultimately arise as a result of this suit cannot be reasonably determined at this time.

                                 LEGAL MATTERS

    All matters of Indiana law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Indiana law, have been passed upon by Marcia DuMond, Esq., General Counsel. The law firm of Jorden Burt Boros Cicchetti Berenson & Johnson LLP, 1025 Thomas Jefferson St., Suite 400, East Lobby, Washington, D.C. 20007-5201, serve as special counsel to First Penn-Pacific with regard to the federal securities laws.

                             REGISTRATION STATEMENT

    We have filed a registration statement with the SEC, Washington, D.C., under the Securities Act of 1933 as amended, with respect to the Policies offered by this Prospectus. This Prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Variable Account, First Penn-Pacific, and the Policies. The descriptions in this Prospectus of the Policies and other legal instruments are summaries. You should refer to those instruments as filed for their precise terms.

                                    EXPERTS

    The December 31, 1999 statutory-basis financial statements of First Penn-Pacific appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report which also appears elsewhere in this document and in the Registration Statement. The statutory-basis financial statements audited by Ernst & Young LLP have been included in this document in reliance on their report given upon their authority as experts in accounting and auditing.

    The September 30, 2000 statutory-basis financial statements of First Penn-Pacific appearing in this Prospectus and Registration Statement have not been audited. The September 30, 2000 statutory-basis financial statements do not contain complete notes.

                              FINANCIAL STATEMENTS

    No financial statements are included for the Variable Account. It has not yet commenced operations, has no assets or liabilities, and has received no income or incurred any expense. The statutory-basis financial statements of First Penn-Pacific that are included should be considered only as bearing upon First Penn-Pacific's ability to meet its contractual obligations under the Policies. First Penn-Pacific's financial statements do not bear on the investment experience of the assets held in the Variable Account. First Penn-Pacific represents that there have been no adverse material changes in First Penn-Pacific's financial position or operations between the end of the most recent fiscal year and the date of this Prospectus.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

                        BALANCE SHEETS--STATUTORY BASIS

                                                                    DECEMBER 31
                                                              -----------------------
                                                                 1999         1998
                                                              ----------   ----------
                                                                  (IN THOUSANDS)
                                   ADMITTED ASSETS
Cash and investments:
  Bonds.....................................................  $1,000,920   $  943,281
  Redeemable preferred stocks...............................      14,531       14,531
  Affiliated common stock...................................          20           --
  Mortgage loans............................................     222,221      184,859
  Policy loans..............................................      48,852       49,048
  Short-term investments....................................      26,784       23,442
  Cash......................................................       5,387        5,413
                                                              ----------   ----------
Total cash and invested assets..............................   1,318,715    1,220,574

Reinsurance balances recoverable............................       8,238        3,369
Deferred and uncollected life premiums, less loading
  (1999--$11,829,000; 1998--$9,507,000).....................       7,439       11,309
Accrued investment income...................................      18,534       16,961
Receivable from The Lincoln National Life Insurance
  Company...................................................       3,356        5,841
Due from investment broker..................................          --          570
Other admitted assets.......................................       3,031        2,836
                                                              ----------   ----------
Total admitted assets.......................................  $1,359,313   $1,261,460
                                                              ==========   ==========

                         LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy and contract liabilities:
    Life policy reserves....................................  $1,154,295   $1,051,051
    Annuity reserves........................................      77,210       86,587
    Policy and contract claims..............................       8,541        7,206
    Supplementary contracts without life contingencies......       1,214        1,817
                                                              ----------   ----------
Total policy and contract liabilities.......................   1,241,260    1,146,661

Accrued expenses............................................      18,808       18,011
Remittances and items not allocated.........................       6,844        5,529
Federal income taxes payable................................         626          506
Asset valuation reserve.....................................      10,297        9,965
Interest maintenance reserve................................       4,778        5,227
Other liabilities...........................................       3,932        5,967
                                                              ----------   ----------
Total liabilities...........................................   1,286,545    1,191,866

Commitments and contingencies

Capital and surplus:
  Common stock--Par value $12.50 per share:
    Authorized, issued, and outstanding, 200,000 shares
      (owned by The Lincoln National Life Insurance
      Company)..............................................       2,500        2,500
  Paid-in surplus...........................................      12,916       12,916
  Unassigned surplus........................................      57,352       54,178
                                                              ----------   ----------
Total capital and surplus...................................      72,768       69,594
                                                              ----------   ----------
Total liabilities and capital and surplus...................  $1,359,313   $1,261,460
                                                              ==========   ==========

                            SEE ACCOMPANYING NOTES.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

                   STATEMENTS OF OPERATIONS--STATUTORY BASIS

                                                                  YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
REVENUES
Life insurance premiums.....................................  $174,994   $160,048   $138,862
Annuity premiums............................................     4,266      4,333      4,394
Net investment income.......................................    97,811     93,661     90,573
Commissions and expense allowances on reinsurance ceded.....    44,994     42,840     24,908
Fees for administrative services from The Lincoln National
  Life Insurance Company....................................    10,661      9,232      8,560
                                                              --------   --------   --------
Total revenues..............................................   332,726    310,114    267,297

BENEFITS PAID OR PROVIDED
Death benefits..............................................    38,440     33,272     28,923
Annuity benefits............................................     2,937      3,230      4,758
Surrender benefits..........................................    59,158     71,187     72,498
Increase in policy and contract reserves....................    95,586     76,483     59,642
Other benefits..............................................     1,078      1,188      1,496
                                                              --------   --------   --------
Total benefits paid or provided.............................   197,199    185,360    167,317

INSURANCE EXPENSES
Commissions and service fees................................    59,991     58,471     42,704
General expenses............................................    58,348     56,535     41,574
Insurance taxes, licenses, and fees.........................     6,728      6,203      5,331
                                                              --------   --------   --------
Total insurance expenses....................................   125,067    121,209     89,609
                                                              --------   --------   --------
Total benefits and insurance expenses.......................   322,266    306,569    256,926
                                                              --------   --------   --------
Net gain from operations before federal income taxes and net
  realized capital gains (losses)...........................    10,460      3,545     10,371
Federal income taxes........................................     6,767      3,721      5,387
                                                              --------   --------   --------
Net gain (loss) from operations before net realized capital
  gains (losses)............................................     3,693       (176)     4,984
Net realized capital gains (losses), less income taxes and
  amounts transferred to the interest maintenance reserve...        --       (341)       147
                                                              --------   --------   --------
Net income (loss)...........................................  $  3,693   $   (517)  $  5,131
                                                              ========   ========   ========

                            SEE ACCOMPANYING NOTES.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS

                                                                  YEAR ENDED DECEMBER 31
                                                              ------------------------------
                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
Common stock at beginning and end of year...................  $ 2,500    $ 2,500    $ 2,500
Additional paid-in surplus at beginning and end of year.....   12,916     12,916     12,916
Unassigned surplus at beginning of year.....................   54,178     55,241     52,338
Net income (loss)...........................................    3,693       (517)     5,131
Change in net unrealized gain (loss) of investments.........   (1,826)       198       (447)
Increase in asset valuation reserve.........................     (332)      (876)      (617)
Change in nonadmitted assets................................    1,639        132     (1,164)
                                                              -------    -------    -------
Unassigned surplus at end of year...........................   57,352     54,178     55,241
                                                              -------    -------    -------
Total capital and surplus at end of year....................  $72,768    $69,594    $70,657
                                                              =======    =======    =======

                            SEE ACCOMPANYING NOTES.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

                   STATEMENTS OF CASH FLOWS--STATUTORY BASIS

                                                                   YEAR ENDED DECEMBER 31
                                                              ---------------------------------
                                                                1999        1998        1997
                                                              ---------   ---------   ---------
                                                                       (IN THOUSANDS)
OPERATING ACTIVITIES
Premiums, policy proceeds, and other considerations
  received..................................................  $ 180,593   $ 156,698   $ 137,585
Allowance and reserve adjustments received on reinsurance
  ceded.....................................................     42,860      42,295      24,908
Net investment income received..............................     95,690      93,109      88,130
Benefits paid...............................................   (102,442)   (108,084)   (108,287)
Insurance expenses paid.....................................   (122,519)   (114,374)    (86,054)
Federal income taxes paid...................................     (6,647)     (4,502)     (7,526)
Fees for administrative services received from The Lincoln
  National Life Insurance Company...........................     10,661       9,232       8,560
Other.......................................................     (1,829)     (1,651)     (1,688)
                                                              ---------   ---------   ---------
Net cash provided by operating activities...................     96,367      72,723      55,628

INVESTING ACTIVITIES
Total investment proceeds...................................    101,313     132,001     281,111
Total investments acquired..................................   (197,845)   (175,302)   (342,952)
Federal income taxes (paid) recovered on capital gains and
  losses....................................................       (173)        704      (2,332)
Net (increase) decrease in policy loans.....................        196        (582)      3,031
                                                              ---------   ---------   ---------
Net cash used in investment activities......................    (96,509)    (43,179)    (61,142)

FINANCING ACTIVITIES
Change in receivable from/payable to The Lincoln National
  Life Insurance Company....................................      2,485        (821)        343
Other.......................................................        973      (1,896)      1,629
                                                              ---------   ---------   ---------
Net cash provided by (used in) financing activities.........      3,458      (2,717)      1,972
                                                              ---------   ---------   ---------
Increase (decrease) in cash and short-term investments......      3,316      26,827      (3,542)
Cash and short-term investments at beginning of year........     28,855       2,028       5,570
                                                              ---------   ---------   ---------
Cash and short-term investments at end of year..............  $  32,171   $  28,855   $   2,028
                                                              =========   =========   =========

                            SEE ACCOMPANYING NOTES.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

                 NOTES TO FINANCIAL STATEMENTS--STATUTORY BASIS

1.  SIGNIFICANT ACCOUNTING POLICIES AND NATURE OF OPERATIONS

ORGANIZATION AND OPERATIONS

    First Penn-Pacific Life Insurance Company ("First Penn") is domiciled in the state of Indiana. First Penn is a wholly owned subsidiary of The Lincoln National Life Insurance Company ("Lincoln Life"), which is a wholly owned subsidiary of Lincoln National Corporation ("LNC").

    First Penn specializes in interest-sensitive and term life insurance products. Universal life accounted for approximately 80.5% of First Penn's 1999 premium. Premium for term life insurance accounted for approximately 16.9% of First Penn's 1999 premium. First Penn also receives fees for the marketing and administration of deferred annuity, universal life and term life products underwritten by Lincoln Life. Sales operations are conducted through marketing companies that distribute products through broker-dealers, financial institutions, payroll deduction specialists, and independent life agents. First Penn is licensed and writes business in all states, except for New York, with its primary markets being California, Florida, Illinois, and Ohio.

    The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

BASIS OF PRESENTATION

    The accompanying financial statements of First Penn have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance (the "Department"), which practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

    INVESTMENTS

    Investments in bonds are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, First Penn's bonds are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments, and deferred income taxes.

    Under a formula prescribed by the NAIC, First Penn defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the Interest Maintenance Reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis in the period in which the asset giving rise to the gain or loss is sold.

    The asset valuation reserve ("AVR") is determined by an NAIC-prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, valuation allowances are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines is charged to income.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

1. SIGNIFICANT ACCOUNTING POLICIES AND NATURE OF OPERATIONS (CONTINUED) POLICY ACQUISITION COSTS

    The costs of acquiring and renewing business are expensed when incurred. Under GAAP, deferred policy acquisition costs related to term life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Under GAAP, deferred policy acquisition costs for universal life insurance, annuity, and other investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

    NONADMITTED ASSETS

    Certain assets designated as "nonadmitted," principally agents' balances and furniture and equipment, are excluded from the balance sheets and are charged directly to unassigned surplus.

    PREMIUMS

    Revenues for universal life policies and annuities consist of premiums rather than policy charges. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

    Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues, whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

    POLICY AND CONTRACT LIABILITIES

    Certain policy and contract liabilities are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience and actual account balances. Policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

    REINSURANCE

    Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, all assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs.

    INCOME TAXES

    Deferred income taxes are not provided for differences between the financial statement and tax bases of assets and liabilities.

    STATEMENTS OF CASH FLOWS

    Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

1.  SIGNIFICANT ACCOUNTING POLICIES AND NATURE OF OPERATIONS (CONTINUED)
    A reconciliation of First Penn's net income (loss) and capital and surplus determined on a statutory basis with amounts determined in accordance with GAAP is as follows:

                                              CAPITAL AND SURPLUS         NET INCOME (LOSS)
                                              -------------------   ------------------------------
                                                  DECEMBER 31           YEAR ENDED DECEMBER 31
                                              -------------------   ------------------------------
                                                1999       1998       1999       1998       1997
                                              --------   --------   --------   --------   --------
                                                                 (IN THOUSANDS)
Amounts reported on a statutory-basis.......  $ 72,768   $ 69,594   $  3,693   $   (517)  $ 5,131
GAAP adjustments:
  Deferred policy acquisition costs.........   224,350    154,617     32,060     38,178    23,159
  Policy and contract reserves..............   (65,342)   (59,715)   (10,581)   (10,984)   (9,878)
  Interest maintenance reserve..............     4,778      5,227       (771)    (1,062)   (1,223)
  Deferred income taxes.....................   (13,799)   (22,203)    (4,698)    (6,083)   (2,577)
  Asset valuation reserve...................    10,297      9,965         --         --        --
  Net realized gain (loss) on investments...    (2,497)    (1,150)      (851)    (1,161)    2,845
  Unrealized gain (loss) on investments.....   (27,545)    46,333         --         --        --
  Nonadmitted assets, including nonadmitted
    investments.............................     6,563      6,318         --         --        --
  Other, net................................   (13,536)   (10,672)     2,881      3,401     1,491
                                              --------   --------   --------   --------   -------
Net increase................................   123,269    128,720     18,040     22,289    13,817
                                              --------   --------   --------   --------   -------
Amounts on a GAAP basis.....................  $196,037   $198,314   $ 21,733   $ 21,772   $18,948
                                              ========   ========   ========   ========   =======

    Other significant accounting practices are as follows:

INVESTMENTS

    Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the interest method.

    Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

    Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair value.

    Redeemable preferred stocks are reported at cost or amortized cost.

    Investment in affiliated common stock, consisting of First Penn's broker-dealer subsidiary, is reported at GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles.

    Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments.

    Policy loans are reported at unpaid balances.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

1. SIGNIFICANT ACCOUNTING POLICIES AND NATURE OF OPERATIONS (CONTINUED) Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans, and redeemable preferred stocks are credited or charged directly in unassigned surplus.

FURNITURE AND EQUIPMENT

    Data processing equipment is reported at depreciated cost, with depreciation recorded on a straight-line basis using estimated useful lives of three to seven years. Accumulated depreciation amounted to $4,200,000 and $4,070,000 at December 31, 1999 and 1998, respectively.

    Nonadmitted furniture and equipment are depreciated on a straight-line basis using an estimated useful life of 7 to 10 years.

PREMIUMS

    Life insurance and annuity premiums are recognized as revenue when due.

BENEFITS

    Life and annuity policy reserves are developed by actuarial methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by law.

    The tabular interest, tabular less actual reserve released, and the tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

RECLASSIFICATIONS

    Certain amounts in the 1998 financial statements have been reclassified to conform with the 1999 presentation.

REINSURANCE

    Reinsurance premiums and life and annuity benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits are reported net of reinsured amounts.

CODIFICATION OF STATUTORY ACCOUNTING POLICIES

    In 1998, the NAIC adopted codified statutory accounting principles (Codification), effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that First Penn uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for First Penn, the Indiana Department of Insurance ("Department") must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the insurance departments. At this time, it

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

1. SIGNIFICANT ACCOUNTING POLICIES AND NATURE OF OPERATIONS (CONTINUED) is anticipated that the Department will adopt Codification. Management has not yet determined the impact of Codification on First Penn's statutory-basis financial statements.

2.  PERMITTED STATUTORY ACCOUNTING PRACTICES

    First Penn's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Department. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

3.  INVESTMENTS

    Investments in bonds and redeemable preferred stocks are summarized as follows:

                                                      COST OR       GROSS        GROSS
                                                     AMORTIZED    UNREALIZED   UNREALIZED     FAIR
                                                        COST        GAINS        LOSSES      VALUE
                                                     ----------   ----------   ----------   --------
                                                                     (IN THOUSANDS)
At December 31, 1999:
  U.S. Treasury....................................  $    8,523     $   26       $   168    $  8,381
  Foreign governments..............................      28,202        452         2,079      26,575
  Corporate securities.............................     814,023      6,723        30,454     790,292
  Mortgage-backed securities.......................     150,172      1,675         2,564     149,283
                                                     ----------     ------       -------    --------
Total bonds........................................   1,000,920      8,876        35,265     974,531
Redeemable preferred stocks........................      14,531         94         1,672      12,953
                                                     ----------     ------       -------    --------
Total bonds and Redeemable preferred stocks........  $1,015,451     $8,970       $36,937    $987,484
                                                     ==========     ======       =======    ========

                                                      COST OR      GROSS        GROSS
                                                     AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                       COST        GAINS        LOSSES       VALUE
                                                     ---------   ----------   ----------   ----------
                                                                      (IN THOUSANDS)
At December 31, 1998:
  U.S. Treasury....................................  $  8,732      $   508      $   --     $    9,240
  Foreign governments..............................    30,360        1,202       3,699         27,863
  Corporate securities.............................   742,056       44,665       4,546        782,175
  Mortgage-backed securities.......................   162,133        7,335         183        169,285
                                                     --------      -------      ------     ----------
Total bonds........................................   943,281       53,710       8,428        988,563
Redeemable preferred stocks........................    14,531          224          75         14,680
                                                     --------      -------      ------     ----------
Total bonds and Redeemable preferred stocks........  $957,812      $53,934      $8,503     $1,003,243
                                                     ========      =======      ======     ==========

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)
    The carrying amount and fair value of bonds at December 31, 1999, by contractual maturity, are as follows. Expected maturities differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               CARRYING      FAIR
                                                                AMOUNT      VALUE
                                                              ----------   --------
                                                                 (IN THOUSANDS)
Years to maturity:
  In 2000...................................................  $   35,107   $ 35,385
  In 2001-2004..............................................     149,537    147,732
  In 2005-2009..............................................     311,661    300,295
  After 2009................................................     354,443    341,836
Mortgage-backed securities..................................     150,172    149,283
                                                              ==========   ========
                                                              $1,000,920   $974,531
                                                              ==========   ========

    Proceeds from sales of investments in bonds during 1999, 1998 and 1997 were $91,544,372, $51,106,000, and $198,404,000, respectively. At December 31, 1999, investments in bonds, with an admitted asset value of $2,098,000, were on deposit with state insurance departments to satisfy regulatory requirements.

    First Penn invests in commercial real estate mortgage loans. At
December 31, 1999, $98,054,000 of First Penn's mortgages were collateralized by properties located in California, Michigan, Texas, and New Jersey. Such investments consist of first-mortgage liens on completed income-producing properties. The mortgage outstanding on any individual property does not exceed $10,000,000. The maximum and minimum lending rates for mortgage loans issued in 1999 were 8.55% and 6.55%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of insured or guaranteed or purchase money mortgages was 75%. Fire insurance at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building is required on all properties covered by mortgage loans. At December 31, 1999, there were no mortgages with interest more than one year overdue, and during 1999 First Penn did not reduce interest rates on any mortgage loans.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

3.  INVESTMENTS (CONTINUED)

    Net realized capital gains (losses) on investments are summarized as follows:

                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
Bonds:
  Gross gains...............................................   $1,316    $ 1,738     $6,032
  Gross losses..............................................     (821)    (4,353)      (709)
                                                               ------    -------     ------
                                                                  495     (2,615)     5,323
Mortgage loans..............................................       --        411        772
Real estate.................................................       --        500        (10)
Other invested assets.......................................       --          1        243
                                                               ------    -------     ------
                                                                  495     (1,703)     6,328
Less:
  Amounts transferred to the interest maintenance reserve...      321       (658)     3,848
  Federal income taxes......................................      174       (704)     2,333
                                                               ------    -------     ------
Net realized capital gains (losses).........................   $   --    $  (341)    $  147
                                                               ======    =======     ======

    Major categories of net investment income are summarized as follows:

                                                                1999       1998       1997
                                                              --------   --------   --------
                                                                      (IN THOUSANDS)
Income:
  Bonds.....................................................  $75,589    $71,966    $69,229
  Preferred stocks..........................................    1,192      1,197      1,207
  Mortgage loans on real estate.............................   16,214     15,092     16,240
  Real estate...............................................       --        121         --
  Policy loans..............................................    3,430      3,354      3,465
  Short-term investments and cash...........................    1,489      1,552        430
  Amortization of interest maintenance reserve..............      771      1,062      1,223
  Other.....................................................      304        694        621
                                                              -------    -------    -------
Total investment income.....................................   98,989     95,038     92,415
Investment expenses.........................................    1,178      1,377      1,842
                                                              -------    -------    -------
Net investment income.......................................  $97,811    $93,661    $90,573
                                                              =======    =======    =======

4.  FEDERAL INCOME TAXES

    First Penn is included in the consolidated life-nonlife federal income tax return of LNC. First Penn's allocation of the 1999 and 1998 consolidated federal income tax liability of LNC is computed as if First Penn filed a separate federal income tax return.

    In 1999, 1998, and 1997, First Penn's effective tax rates in the accompanying statutory-basis financial statements are higher than the maximum corporate tax rate. The difference is due principally to the deferral, for tax return purposes, of specified costs and amortization of these costs over periods of up to 10 years, which results in increased taxable income.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

4.  FEDERAL INCOME TAXES (CONTINUED)
    Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." First Penn has approximately $4,844,000 of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, First Penn does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $1,695,000.

    First Penn has incurred federal income taxes of $10,123,000 that are available for recoupment in the event of future losses.

5.  REINSURANCE

    Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. Those ceded reinsurance agreements principally provide First Penn with increased capacity to write larger risks.

    In 1999, 1998, and 1997, premium income excludes premiums ceded to affiliated insurance companies of $6,527,000, $9,070,000, and $7,789,000, respectively, and to nonaffiliated insurance companies of $85,097,000, $64,259,000, and $36,498,000 in 1999, 1998, and 1997, respectively. In 1999,
1998, and 1997, benefits paid or provided are net of amounts recovered from reinsurers totaling $42,718,000, $23,014,000, and $23,450,000, respectively. At
December 31, 1999 and 1998, insurance reserves and claims have been shown net after deducting $223,207,275 and $231,831,000, respectively, for reinsurance ceded to both affiliated and unaffiliated companies.

    First Penn would remain liable to the extent that the reinsuring companies are unable to meet their obligations.

6.  TRANSACTIONS WITH RELATED PARTIES

    First Penn participates in a short-term financing pool sponsored by LNC. At December 31, 1999 and 1998 First Penn had a net investment of $26,784,000 and $23,442,000 respectively, under this arrangement. Interest was earned at variable rates equal to the short-term investment yield of the pool.

    First Penn also utilizes, on a fee basis, various affiliates as investment advisors and for other corporate services. First Penn paid $5,157,000, $3,400,000, and $4,026,000 in 1999, 1998, and 1997, respectively, for these services.

    First Penn administers a block of annuity, universal life, and term business for Lincoln Life. Fees earned for these services in 1999, 1998, and 1997 were $9,540,000, $9,232,000, and $8,560,000, respectively.

    First Penn participates in LNC's defined-benefit plans which provide retirement pension, medical, dental, and life insurance benefits. The plans cover substantially all of First Penn's employees meeting prescribed requirements for plan participation. First Penn's benefit plan expense was $704,400, $481,000, and $380,000 in 1999, 1998, and 1997, respectively.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

7.  ANNUITY RESERVES

    At December 31, 1999, First Penn's annuity reserves and supplementary contracts without life contingencies that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                  AMOUNT       PERCENT
                                                              --------------   --------
                                                              (IN THOUSANDS)
Subject to discretionary withdrawal:
  At book value less current surrender charge of 5% or
    more....................................................     $ 10,263         4.6%
  At book value (with minimal or no charge adjustment)......      210,012        93.4
                                                                 --------       -----
Total subject to discretionary withdrawal...................      220,275        98.0
Not subject to discretionary withdrawal.....................        4,538         2.0
                                                                 --------
Total annuity reserves before reinsurance...................      224,813       100.0%
                                                                                =====
Less reinsurance ceded......................................      146,389
                                                                 --------
Net annuity reserves and supplementary contracts without
  life contingencies........................................     $ 78,424
                                                                 ========

8.  CAPITAL AND SURPLUS

    Under Indiana insurance regulations, at December 31, 1999, First Penn is required to maintain minimum capital of $1,000,000 and minimum surplus of $250,000. First Penn exceeds the NAIC's risk-based capital requirements at December 31, 1999.

    The payment of dividends by First Penn to its stockholder is limited and cannot be made except from earned profits of First Penn and, in certain circumstances, without prior approval of the Department. Ordinary dividends to the stockholder are restricted to the greater of 1999 statutory-basis net income or 10% of statutory-basis capital and surplus at December 31, 1999. In 1999, First Penn can pay dividends of $7,200,000 without the prior approval of the Indiana Insurance Commissioner.

9.  COMMITMENTS AND CONTINGENCIES

    First Penn is involved in various pending or threatened legal proceedings arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. First Penn maintains professional liability insurance coverage for claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for compensatory and punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under these suits will not have a material adverse effect on the financial position of First Penn.

    Two lawsuits involving alleged fraud in the sale of interest-sensitive universal life have been filed against First Penn. Plaintiffs seek unspecified damages and penalties. While the relief sought in these cases is substantial, it is premature to make assessments about the potential loss, if any, because the status of the cases is in the early stages of litigation. Management intends to defend these suits vigorously. The amount of liability, if any, which may arise as a result of these suits cannot be reasonably estimated at this time.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

9.  COMMITMENTS AND CONTINGENCIES (CONTINUED)
    First Penn leases its office space under a noncancelable lease expiring in 2010 and various other equipment leases. In 1998, First Penn entered into a new lease agreement for office space which is effective in 2000. The previous lease will terminate at that time. Future minimum lease payments including those associated with the new lease agreement are $3,237,000 in 2000, $3,004,000 in 2001, $2,890,000 in 2002, $2,937,000 in 2003, and $3,000,000 in 2004 and
$16,977,000 thereafter. Rental expense in 1999, 1998 and 1997 was $3,353,000,
$3,462,000, and $2,462,000, respectively.

    Periodically, First Penn is assessed by various state guaranty funds as part of those funds' activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. At December 31, 1999 and 1998, First Penn has established a liability for guaranty funds assessments of $2,350,000 and $2,500,000, respectively, for those insolvencies or rehabilitations that have actually occurred prior to that date. There are many uncertainties regarding the ultimate assessments that will be assessed. Assessments charged to expense in 1999, 1998 and 1997 for guaranty fund payments were $150,000, $319,000, and $461,000, respectively.

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

    The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of First Penn's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all First Penn's financial instruments.

CASH, SHORT-TERM INVESTMENTS, AND ACCRUED INVESTMENT INCOME

    The carrying amounts reported in the balance sheets for these instruments approximate their fair values.

INVESTMENT SECURITIES

    The fair values for bonds and redeemable preferred stocks are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services.

MORTGAGE LOANS

    The fair values for mortgage loans are estimated using a discounted cash flow method based on rating, maturity, and future income when compared to the expected yield for mortgages having similar characteristics. The rating for mortgages in good standing is based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower, and payment record. Problem mortgages are valued to reflect their monetary value to First Penn considering various items such as the degree of default, whether payments are still being made, interest rate, maturity, and operating performance of the underlying collateral.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
POLICY LOANS

    The estimated fair value of investments in policy loans is calculated using a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

INVESTMENT-TYPE INSURANCE CONTRACTS

    The fair values of First Penn's liabilities under investment-type insurance contracts are equal to the cash surrender value of the contracts.

    The carrying amounts and fair values of First Penn's financial instruments are as follows:

                                                       DECEMBER 31, 1999      DECEMBER 31, 1998
                                                     ---------------------   -------------------
                                                      CARRYING      FAIR     CARRYING     FAIR
                                                       AMOUNT      VALUE      AMOUNT     VALUE
                                                     ----------   --------   --------   --------
                                                                   (IN THOUSANDS)
ASSETS
Bonds..............................................  $1,000,920   $974,531   $943,281   $988,563
Redeemable preferred stocks........................      14,531     12,953     14,531     14,680
Affiliated common stock............................          20         20         --         --
Mortgage loans.....................................     222,221    216,443    184,859    194,406
Policy loans.......................................      48,852     51,240     49,048     54,475
Short-term investments.............................      26,784     26,784     23,442     23,442
Cash...............................................       5,387      5,387      5,413      5,413
Accrued investment income..........................      18,534     18,534     16,961     16,961

LIABILITIES
Investment-type insurance contracts................      77,210     78,299     86,587     88,349

    The fair value for First Penn's insurance contracts other than investment contracts is not required to be disclosed. However, the fair value of liabilities under all insurance contracts is taken into consideration in First Penn's overall management of interest rate risk, such that First Penn's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

11.  IMPACT OF THE YEAR 2000 (UNAUDITED)

    The Year 2000 issue was complex and affected many aspects of First Penn's business. First Penn was particularly concerned with Year 2000 issues that related to First Penn's computer systems and interfaces with the computer systems of vendors, suppliers, customers and business partners. From 1996-1999, Fist Penn redirected a large portion of internal Information Technology ("IT") efforts and contracted with outside consultants to update systems to address Year 2000 issues. Experts were engaged to assist in developing work plans and cost estimates and to complete remediation activities.

    For the year ended December 31, 1999, First Penn identified expenditures of $1,605,000 to address this issue. Lincoln Life has reimbursed First Penn for a portion of the Year 2000 expenses incurred in 1999. The amount Lincoln Life reimbursed First Penn was $1,420,000, therefore, only $185,000 of Year 2000 expenses are actually included in First Penn's expenses for 1999. This brings the expenditures for

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

11.  IMPACT OF THE YEAR 2000 (UNAUDITED) (CONTINUED)
1996 through 1999 before reimbursement to $2,231,000 and after reimbursement to $811,000. Because updating systems and procedures is an integral part of First Penn's on-going operations, most of the expenditures shown above for 1999 are expected to continue after all Year 2000 issues have been resolved. All Year 2000 expenditures have been funded from operating cash flows.

    The scope of the overall Year 2000 program included the following four major project areas: 1) addressing the readiness of business applications, operating systems and hardware on mainframe, personal computer and local area network platforms (IT); 2) addressing the readiness of non-IT embedded software and equipment (non-IT); 3) addressing the readiness of key business partners and 4) establishing Year 2000 contingency plans. First Penn completed these projects prior to December 31, 1999.

    First Penn has not identified any major problems in its business processing. Minor problems have been resolved quickly. First Penn has not experienced any significant interruption in service to clients or business partners or in reporting to regulators.

12.  SUBSEQUENT EVENT

    On February 25, 2000, First Penn filed Registration Statement Form N-8 with the Securities and Exchange Commission ("SEC") to register the First Penn-Pacific Variable Life Insurance Separate Account ("Variable Account") as an investment company under the Investment Company Act of 1940, as amended. The Variable Account will issue the variable portion of flexible premium variable life insurance policies ("policies"). On February 25, 2000, First Penn filed Registration Statement Form S-6 with the SEC to register the variable portion of the policies under the Securities Act of 1933, as amended. The policies will be underwritten by First Penn-Pacific Securities, Inc., a wholly-owned subsidiary of First Penn.

                                  [LETTERHEAD]

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
First Penn-Pacific Life Insurance Company

    We have audited the accompanying statutory-basis balance sheets of First Penn-Pacific Life Insurance Company (a wholly owned subsidiary of The Lincoln National Life Insurance Company) as of December 31, 1999 and 1998, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    As described in Note 1, the accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

    In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of First Penn-Pacific Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

    However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Penn-Pacific Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

                                          /s/ ERNST & YOUNG LLP

Fort Wayne, Indiana
March 15, 2000

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

                   BALANCE SHEET--STATUTORY BASIS (UNAUDITED)

                                                               SEPTEMBER 30
                                                                   2000
                                                              --------------
                                                              (IN THOUSANDS)
                              ADMITTED ASSETS
Cash and investments:
  Bonds.....................................................    $1,038,854
  Redeemable preferred stocks...............................        14,531
  Affiliated common stock...................................            90
  Mortgage loans............................................       243,179
  Policy loans..............................................        48,411
  Short-term investments....................................        19,874
  Cash......................................................           475
                                                                ----------
Total cash and invested assets..............................     1,365,414

Reinsurance balances recoverable............................         6,098
Deferred and uncollected life premiums, less loading........         6,991
Accrued investment income...................................        19,603
Receivable from The Lincoln National Life Insurance
  Company...................................................        10,546
Due from investment broker..................................         1,410
Federal income tax recoverable..............................         1,516
Other admitted assets.......................................         2,841
                                                                ----------
Total admitted assets.......................................    $1,414,419
                                                                ==========

                            SEE ACCOMPANYING NOTES.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

                   BALANCE SHEET--STATUTORY BASIS (UNAUDITED)

                                                               SEPTEMBER 30
                                                                   2000
                                                              --------------
                                                              (IN THOUSANDS)
                    LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Policy and contract liabilities:
    Life policy reserves....................................    $1,207,772
    Annuity reserves........................................        68,504
    Policy and contract claims..............................        10,318
    Supplementary contracts without life contingencies......           743
                                                                ----------
Total policy and contract liabilities.......................     1,287,337

Accrued expenses............................................        17,655
Remittances and items not allocated.........................         5,220
Asset valuation reserve.....................................        12,565
Interest maintenance reserve................................         2,480
Amounts due to investment broker............................         8,137
Other liabilities...........................................         5,904
                                                                ----------
Total liabilities...........................................     1,339,298

Commitments and contingencies
Capital and surplus:
  Common stock--Par value $12.50 per share:
  Authorized, issued, and outstanding, 200,000 shares (owned
    by The Lincoln National Life Insurance Company).........         2,500
  Paid-in surplus...........................................        12,916
  Unassigned surplus........................................        59,705
                                                                ----------
Total capital and surplus...................................        75,121
                                                                ----------
Total liabilities and capital and surplus...................    $1,414,419
                                                                ==========

                            SEE ACCOMPANYING NOTES.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

             STATEMENTS OF OPERATIONS--STATUTORY BASIS (UNAUDITED)

                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30
                                                              -------------------
                                                                2000       1999
                                                              --------   --------
                                                                (IN THOUSANDS)
REVENUES
Life insurance premiums.....................................  $119,110   $134,369
Annuity premiums............................................     2,973      3,397
Net investment income.......................................    77,150     72,806
Commissions and expense allowances on reinsurance ceded.....    37,965     31,728
Fees for administrative services from The Lincoln National
  Life Insurance Company....................................     5,617      7,682
                                                              --------   --------
Total revenues..............................................   242,815    249,982

BENEFITS PAID OR PROVIDED
Death benefits..............................................    37,931     28,974
Annuity benefits............................................     2,708      2,210
Surrender benefits..........................................    49,717     46,550
Increase in policy and contract reserves....................    44,613     70,473
Other benefits..............................................       604        911
                                                              --------   --------
Total benefits paid or provided.............................   135,573    149,118

INSURANCE EXPENSES
Commissions and service fees................................    46,677     45,766
General expenses............................................    45,322     42,003
Insurance taxes, licenses, and fees.........................     6,228      5,377
                                                              --------   --------
Total insurance expenses....................................    98,227     93,146
                                                              --------   --------
Total benefits and insurance expenses.......................   233,800    242,264
                                                              --------   --------
Net gain from operations before federal income taxes and net
  realized capital gains....................................     9,015      7,718
Federal income taxes........................................     1,270      3,908
                                                              --------   --------
Net gain from operations before net realized capital
  gains.....................................................     7,745      3,810
Net realized capital gains, less income taxes and amounts
  transferred to the interest maintenance reserve...........         7         --
                                                              --------   --------
Net income..................................................  $  7,752   $  3,810
                                                              ========   ========

                            SEE ACCOMPANYING NOTES.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

   STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS--STATUTORY BASIS (UNAUDITED)

                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30
                                                              -------------------
                                                                2000       1999
                                                              --------   --------
                                                                (IN THOUSANDS)
Common stock at beginning and end of year...................  $ 2,500    $ 2,500
Additional paid-in surplus at beginning and end of year.....   12,916     12,916
Unassigned surplus at beginning of year.....................   57,352     54,178
Net income..................................................    7,752      3,810
Change in net unrealized gain (loss) of investments.........      101     (1,843)
Decrease (increase) in asset valuation reserve..............   (2,267)       161
Change in nonadmitted assets................................   (3,233)     1,297
                                                              -------    -------
Unassigned surplus at end of year...........................   59,705     57,603
                                                              -------    -------
Total capital and surplus at end of year....................  $75,121    $73,019
                                                              =======    =======

                            SEE ACCOMPANYING NOTES.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

             STATEMENTS OF CASH FLOWS--STATUTORY BASIS (UNAUDITED)

                                                               NINE MONTHS ENDED
                                                                 SEPTEMBER 30
                                                              -------------------
                                                                2000       1999
                                                              --------   --------
                                                                (IN THOUSANDS)
OPERATING ACTIVITIES
Premiums, policy proceeds, and other considerations
  received..................................................  $122,760   $142,475
Allowance and reserve adjustments received on reinsurance
  ceded.....................................................    36,967     29,418
Net investment income received..............................    75,992     70,136
Benefits paid...............................................   (83,912)   (82,580)
Insurance expenses paid.....................................   (98,599)   (93,929)
Federal income taxes paid...................................    (1,896)    (4,671)
Fees for administrative services received from The Lincoln
  National Life Insurance Company...........................     5,617      7,795
Other.......................................................    (2,914)    (1,390)
                                                              --------   --------
Net cash provided by operating activities...................    54,015     67,254

INVESTING ACTIVITIES
Total investment proceeds...................................   123,780     77,288
Total investments acquired..................................  (186,083)  (152,867)
Federal income taxes recovered (paid) on capital gains and
  losses....................................................     1,046       (141)
Net decrease in policy loans................................       441        475
                                                              --------   --------
Net cash used in investment activities......................   (60,816)   (75,245)

FINANCING ACTIVITIES
Change in receivable from/payable to The Lincoln National
  Life Insurance Company....................................    (7,190)    (7,840)
Other.......................................................     2,168      6,506
                                                              --------   --------
Net cash used in financing activities.......................    (5,022)    (1,334)
                                                              --------   --------
Decrease in cash and short-term investments.................   (11,823)    (9,325)
Cash and short-term investments at beginning of year........    32,172     28,855
                                                              --------   --------
Cash and short-term investments at end of year..............  $ 20,349   $ 19,530
                                                              ========   ========

                            SEE ACCOMPANYING NOTES.

                   FIRST PENN-PACIFIC LIFE INSURANCE COMPANY

           NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS (UNAUDITED)

1.  BASIS OF PRESENTATION

    The accompanying statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), except that they do not contain complete notes. These financial statements are unaudited and include all adjustments (consisting of normal recurring accruals) necessary for a fair presentation of the results. For further information, refer to the statutory-basis financial statements and notes as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 included in this Registration Statement.

    Operating results for the nine months ended September 30, 2000 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2000.

                    ILLUSTRATIONS OF POLICY ACCOUNT VALUES,
                       SURRENDER VALUES, DEATH BENEFITS,
                    AND LONG-TERM/CONVALESCENT CARE BENEFITS

    The following tables have been prepared to help show how values under Policies change with investment experience. The tables illustrate how Policy Account Values, Surrender Values, Death Benefits, and Long-Term/Convalescent Care Benefits ("LTC Benefits") under a Policy issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return on the Portfolios' assets were a uniform, gross, after tax, annual rate of 0% and 10%. If the hypothetical gross investment rate of return averages 0% or 10%, but fluctuates over or under those averages throughout the years, the Policy Account Values, Surrender Values, Death Benefits, and LTC Benefits may differ.

    The amounts shown for the Policy Account Value, Surrender Value, Death Benefit, and LTC Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after-tax return on the assets held in the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Sub-Accounts. The values shown reflect a daily charge to the Sub-Accounts of 1.00% of average daily net assets to compensate First Penn-Pacific for assuming mortality and expense risks under the Policies. The illustrations also reflect the deduction of the Premium Expense Charge of 3.5% of each Premium.

    In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.81%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, including any expense reimbursements or fee waivers. Without expense reimbursements and fee waivers, the annual effective rate would have been 0.87%. First Penn-Pacific anticipates that the expense reimbursement and fee waiver arrangements will continue past the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio, that change will be reflected in the net asset value of the corresponding Portfolio.

    The tables also reflect applicable charges including monthly cost of insurance charges and a monthly expense charge of $6.00 per month on a current basis and $8.00 per month as a guaranteed maximum. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges and monthly expense charges. After deduction of these amounts (other than the cost of insurance charges, monthly expense charges and premium expense charges), hypothetical gross average investment rates of return of 0% and 10% correspond to approximate net annual investment rates of return of -1.81%% and 8.19%, respectively on both a current and guaranteed basis. Cost of insurance rates vary by issue age (or attained age in the case of increases in Specified Amount), sex, tobacco use, rating class and Policy Year and, therefore, cost of insurance charges are not reflected in the approximate net annual investment rate of return stated above. Surrender Values reflect a surrender charge that is applicable during the first fourteen Policy Years.

    The tables illustrate the Policy Account Values, Surrender Values, Death Benefits, and maximum LTC Benefits that would result based upon the hypothetical investment rates of return if no Premium other than the indicated Initial Premium is paid, if the entire Initial Premium is allocated to the Separate Account, if no Policy loans are taken, and if no LTC Benefits are paid. The tables also assume that no partial withdrawals or transfers have been made. Partial withdrawals are subject to a charge of $25 per transaction after the first in each Policy Year. Partial withdrawals and loans will reduce the Death Benefit and LTC Benefits payable.

    Values are shown for Policies that are issued to standard class Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Policy Account Values, Surrender Values, Death Benefits, and LTC Benefits than those illustrated. Females generally have a more favorable guaranteed rate structure than males.

    The tables reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

    The illustrated Policy has a LTC Benefits Rider that prepays the Death Benefit to reimburse expenses for long-term/convalescent care. The illustrated Policy also has an Extension of Benefits Rider ("EOB Rider") that provides additional long-term care benefits after the entire Death Benefit amount has been exhausted. The LTC Benefits shown in the attached tables reflect the total benefits payable under the LTC Benefits Rider and the EOB Rider. Monthly benefit payments can begin after a 90-day deductible period. Long-term care benefits are subject to special federal tax requirements, which are described in the prospectus in "Federal Tax Considerations: Long-Term/Convalescent Care Benefits Rider."

    LTC Benefits payable under these riders are subject to a daily benefit limit. The initial daily benefit limits under the illustrated LTC Benefits Rider and EOB Rider are as follows:

Initial Home Health Care Daily Benefit:.....................  $100.00
Initial Nursing Home Care Daily Benefit:....................  $100.00
Initial Home Assisted Living Daily Benefit:.................  $100.00
Initial Home Adult Day Care Daily Benefit:..................  $100.00

    The LTC Benefits Rider illustrated in effect provides for payment of the maximum daily benefit over a two-year period. Accordingly, the actual maximum daily amount payable under the LTC Benefits Rider equals the Death Benefit at the time of the claim divided by 730. The EOB Rider illustrated in effect provides for payment of the maximum daily benefit for an additional two years. The amount of the benefits payable under the EOB Rider is not affected by changes in the Death Benefit.

    We also offer a Guarantee Enhancement Rider. This Rider provides for the lifetime minimum benefits shown as long as the following specified conditions are met: (1) the illustrated Initial Premium is paid in full; (2) you have followed our recommendations, if any, to reduce the Specified Amount and LTC Benefit amount, but never below the minimum shown; and (3) you have made no partial withdrawals or loans from the Policy.

    The charges for optional benefit Riders are deducted from your Policy Account Value as part of the Monthly Deduction. These riders are described in more detail in the prospectus.

    Unless a Guarantee Enhancement Rider is in effect, where the Surrender Value shown in an illustration is zero, the Policy (including any LTC Benefits or EOB Rider) may lapse in accordance with the Grace Period provisions if you do not pay sufficient additional Premium. However, if your Policy lapses while you are collecting LTC Benefits, we will continue to pay you LTC Benefits as provided in your Riders, while you continue to qualify for LTC Benefits.

    Upon request, First Penn-Pacific will furnish a comparable illustration based on the proposed Insured's age, sex, underwriting classification, proposed Initial Premium, and any available Riders requested.

                                   INDIVIDUAL
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                        WITH LTC BENEFITS RIDER (2 YEAR)
                     MALE STANDARD NON-SMOKER ISSUE AGE 65
                            $42,578 INITIAL PREMIUM
                            $73,000 SPECIFIED AMOUNT
                      $73,000 LTC BENEFIT UNDER EOB RIDER
                       $146,000 TOTAL INITIAL LTC BENEFIT
                      VALUES--GUARANTEED COST OF INSURANCE

                                                            0% HYPOTHETICAL
                                                        GROSS INVESTMENT RETURN
                                               ------------------------------------------
       POLICY                                  ACCOUNT    SURRENDER    DEATH       LTC
        YEAR              AGE       PREMIUM     VALUE       VALUE     BENEFIT    BENEFIT
---------------------   --------   ---------   --------   ---------   --------   --------
          1                65       $42,578    $39,100     $36,185    $73,000    $146,000

          2                66             0     37,006      34,091     73,000     146,000

          3                67             0     34,788      31,873     73,000     146,000

          4                68             0     32,422      29,506     73,000     146,000

          5                69             0     29,873      26,957     73,000     146,000

          6                70             0     27,090      24,175     73,000     146,000

          7                71             0     24,032      21,117     73,000     146,000

          8                72             0     20,643      17,728     73,000     146,000

          9                73             0     16,828      13,913     73,000     146,000

         10                74             0     12,486       9,570     73,000     146,000

         11                75             0      7,510       5,177     73,000     146,000

         12                76             0      1,769          20     73,000     146,000

         13                77             0          0           0          0           0

         14                78             0          0           0          0           0

         15                79             0          0           0          0           0

         16                80             0          0           0          0           0

         17                81             0          0           0          0           0

         18                82             0          0           0          0           0

         19                83             0          0           0          0           0

         20                84             0          0           0          0           0

         21                85             0          0           0          0           0

         22                86             0          0           0          0           0

         23                87             0          0           0          0           0

         24                88             0          0           0          0           0

         25                89             0          0           0          0           0

         26                90             0          0           0          0           0

         27                91             0          0           0          0           0

         28                92             0          0           0          0           0

         29                93             0          0           0          0           0

         30                94             0          0           0          0           0

         31                95             0          0           0          0           0

         32                96             0          0           0          0           0

         33                97             0          0           0          0           0

         34                98             0          0           0          0           0

         35                99             0          0           0          0           0

                                    10% HYPOTHETICAL
                                GROSS INVESTMENT RETURN
                       ------------------------------------------
       POLICY          ACCOUNT    SURRENDER    DEATH       LTC
        YEAR            VALUE       VALUE     BENEFIT    BENEFIT
---------------------  --------   ---------   --------   --------
          1            $ 43,188   $ 40,272    $ 74,045   $147,045
          2              45,409     42,494      75,982    148,982
          3              47,739     44,823      78,010    151,010
          4              50,177     47,261      80,119    153,119
          5              52,723     49,807      82,305    155,305
          6              55,369     52,454      84,559    157,559
          7              58,121     55,206      86,900    159,900
          8              60,981     58,065      89,326    162,326
          9              63,937     61,021      91,819    164,819
         10              66,983     64,068      94,390    167,390
         11              70,125     67,792      97,050    170,050
         12              73,365     71,615      99,805    172,805
         13              76,712     75,546     102,662    175,662
         14              80,171     79,588     105,617    178,617
         15              83,747     83,747     108,673    181,673
         16              87,442     87,442     111,829    184,829
         17              91,246     91,246     115,071    188,071
         18              95,150     95,150     118,405    191,405
         19              99,149     99,149     121,835    194,835
         20             103,237    103,237     125,366    198,366
         21             107,420    107,420     129,013    202,013
         22             111,706    111,706     132,782    205,782
         23             116,110    116,110     136,688    209,688
         24             120,653    120,653     140,738    213,738
         25             125,360    125,360     144,937    217,937
         26             130,254    130,254     149,285    222,285
         27             135,372    135,372     153,795    226,795
         28             140,755    140,755     158,463    231,463
         29             146,443    146,443     163,281    236,281
         30             152,451    152,451     168,198    241,198
         31             158,748    158,748     173,137    246,137
         32             165,217    165,217     177,967    250,967
         33             171,622    171,622     182,497    255,497
         34             177,631    177,631     186,564    259,564
         35             183,997    183,997     191,357    264,357

ASSUMPTIONS:

(1) assumes no Policy loans have been made.

(2) values reflect guaranteed cost of insurance charges and guaranteed monthly expense charges.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) death benefit reflects current Internal Revenue Code requirements based on the cash value accumulation test.

(5) when the Surrender Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY ACCOUNT VALUE, SURRENDER VALUE, AND LTC BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FIRST PENN-PACIFIC LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                        WITH LTC BENEFITS RIDER (2 YEAR)
                     MALE STANDARD NON-SMOKER ISSUE AGE 65
                            $42,578 INITIAL PREMIUM
                            $73,000 SPECIFIED AMOUNT
                      $73,000 LTC BENEFIT UNDER EOB RIDER
                       $146,000 TOTAL INITIAL LTC BENEFIT
                       VALUES--CURRENT COST OF INSURANCE

                                                            0% HYPOTHETICAL
                                                        GROSS INVESTMENT RETURN
                                               ------------------------------------------
       POLICY                                  ACCOUNT    SURRENDER    DEATH       LTC
        YEAR              AGE       PREMIUM     VALUE       VALUE     BENEFIT    BENEFIT
---------------------   --------   ---------   --------   ---------   --------   --------
          1                65       $42,578    $39,124     $36,209    $73,000    $146,000

          2                66             0     37,078      34,162     73,000     146,000

          3                67             0     34,940      32,024     73,000     146,000

          4                68             0     32,699      29,784     73,000     146,000

          5                69             0     30,347      27,431     73,000     146,000

          6                70             0     27,872      24,956     73,000     146,000

          7                71             0     25,261      22,345     73,000     146,000

          8                72             0     22,929      20,014     73,000     146,000

          9                73             0     20,397      17,482     73,000     146,000

         10                74             0     17,616      14,700     73,000     146,000

         11                75             0     14,542      12,210     73,000     146,000

         12                76             0     11,136       9,387     73,000     146,000

         13                77             0      7,342       6,176     73,000     146,000

         14                78             0      3,092       2,509     73,000     146,000

         15                79             0          0           0          0           0

         16                80             0          0           0          0           0

         17                81             0          0           0          0           0

         18                82             0          0           0          0           0

         19                83             0          0           0          0           0

         20                84             0          0           0          0           0

         21                85             0          0           0          0           0

         22                86             0          0           0          0           0

         23                87             0          0           0          0           0

         24                88             0          0           0          0           0

         25                89             0          0           0          0           0

         26                90             0          0           0          0           0

         27                91             0          0           0          0           0

         28                92             0          0           0          0           0

         29                93             0          0           0          0           0

         30                94             0          0           0          0           0

         31                95             0          0           0          0           0

         32                96             0          0           0          0           0

         33                97             0          0           0          0           0

         34                98             0          0           0          0           0

         35                99             0          0           0          0           0

                                    10% HYPOTHETICAL
                                GROSS INVESTMENT RETURN
                       ------------------------------------------
       POLICY          ACCOUNT    SURRENDER    DEATH       LTC
        YEAR            VALUE       VALUE     BENEFIT    BENEFIT
---------------------  --------   ---------   --------   --------
          1            $ 43,213   $ 40,297    $ 74,088   $147,088
          2              45,482     42,566      76,104    149,104
          3              47,885     44,970      78,249    151,249
          4              50,433     47,518      80,529    153,529
          5              53,139     50,223      82,955    155,955
          6              56,016     53,101      85,547    158,547
          7              59,080     56,165      88,334    161,334
          8              62,600     59,685      91,698    164,698
          9              66,317     63,401      95,237    168,237
         10              70,232     67,317      98,968    171,968
         11              74,357     72,024     102,908    175,908
         12              78,705     76,956     107,071    180,071
         13              83,291     82,125     111,466    184,466
         14              88,128     87,545     116,099    189,099
         15              93,234     93,234     120,983    193,983
         16              98,618     98,618     126,122    199,122
         17             104,288    104,288     131,519    204,519
         18             110,249    110,249     137,194    210,194
         19             116,510    116,510     143,168    216,168
         20             123,083    123,083     149,466    222,466
         21             129,984    129,984     156,112    229,112
         22             137,232    137,232     163,125    236,125
         23             144,856    144,856     170,529    243,529
         24             152,888    152,888     178,339    251,339
         25             161,364    161,364     186,564    259,564
         26             170,324    170,324     195,211    268,211
         27             179,817    179,817     204,288    277,288
         28             189,900    189,900     213,791    286,791
         29             200,633    200,633     223,702    296,702
         30             212,056    212,056     233,959    306,959
         31             224,172    224,172     244,491    317,491
         32             235,602    235,602     253,783    326,783
         33             247,038    247,038     262,692    335,692
         34             259,201    259,201     272,236    345,236
         35             272,465    272,465     283,364    356,364

ASSUMPTIONS:

(1) assumes no Policy loans have been made.

(2) values reflect current cost of insurance charges and current monthly expense charges.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code requirements based on the cash value accumulation test.

(5) when the Surrender Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY ACCOUNT VALUE, SURRENDER VALUE, AND LTC BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FIRST PENN-PACIFIC LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                        WITH LTC BENEFITS RIDER (2 YEAR)
                    FEMALE STANDARD NON-SMOKER ISSUE AGE 65
                            $38,392 INITIAL PREMIUM
                            $73,000 SPECIFIED AMOUNT
                      $73,000 LTC BENEFIT UNDER EOB RIDER
                       $146,000 TOTAL INITIAL LTC BENEFIT
                      VALUES--GUARANTEED COST OF INSURANCE

                                                            0% HYPOTHETICAL
                                                        GROSS INVESTMENT RETURN
                                               ------------------------------------------
       POLICY                                  ACCOUNT    SURRENDER    DEATH       LTC
        YEAR              AGE       PREMIUM     VALUE       VALUE     BENEFIT    BENEFIT
---------------------   --------   ---------   --------   ---------   --------   --------
          1                65       $38,392    $35,363     $32,381    $73,000    $146,000
          2                66             0     33,620      30,638     73,000     146,000
          3                67             0     31,814      28,832     73,000     146,000
          4                68             0     29,939      26,957     73,000     146,000
          5                69             0     27,977      24,995     73,000     146,000
          6                70             0     25,901      22,919     73,000     146,000
          7                71             0     23,682      20,700     73,000     146,000
          8                72             0     21,280      18,298     73,000     146,000
          9                73             0     18,635      15,653     73,000     146,000
         10                74             0     15,689      12,707     73,000     146,000
         11                75             0     12,387      10,001     73,000     146,000
         12                76             0      8,651       6,862     73,000     146,000
         13                77             0      4,400       3,207     73,000     146,000
         14                78             0          0           0          0           0
         15                79             0          0           0          0           0
         16                80             0          0           0          0           0
         17                81             0          0           0          0           0
         18                82             0          0           0          0           0
         19                83             0          0           0          0           0
         20                84             0          0           0          0           0
         21                85             0          0           0          0           0
         22                86             0          0           0          0           0
         23                87             0          0           0          0           0
         24                88             0          0           0          0           0
         25                89             0          0           0          0           0
         26                90             0          0           0          0           0
         27                91             0          0           0          0           0
         28                92             0          0           0          0           0
         29                93             0          0           0          0           0
         30                94             0          0           0          0           0
         31                95             0          0           0          0           0
         32                96             0          0           0          0           0
         33                97             0          0           0          0           0
         34                98             0          0           0          0           0
         35                99             0          0           0          0           0

                                    10% HYPOTHETICAL
                                GROSS INVESTMENT RETURN
                       ------------------------------------------
       POLICY          ACCOUNT    SURRENDER    DEATH       LTC
        YEAR            VALUE       VALUE     BENEFIT    BENEFIT
---------------------  --------   ---------   --------   --------
          1            $ 39,039   $ 36,057    $ 74,229   $147,229
          2              41,154     38,172      76,154    149,154
          3              43,392     40,410      78,180    151,180
          4              45,762     42,780      80,305    153,305
          5              48,269     45,287      82,518    155,518
          6              50,910     47,928      84,815    157,815
          7              53,688     50,706      87,198    160,198
          8              56,599     53,616      89,664    162,664
          9              59,631     56,649      92,201    165,201
         10              62,783     59,801      94,823    167,823
         11              66,059     63,673      97,542    170,542
         12              69,458     67,669     100,353    173,353
         13              72,987     71,794     103,266    176,266
         14              76,649     76,053     106,281    179,281
         15              80,448     80,448     109,398    182,398
         16              84,381     84,381     112,610    185,610
         17              88,440     88,440     115,914    188,914
         18              92,612     92,612     119,305    192,305
         19              96,890     96,890     122,790    195,790
         20             101,269    101,269     126,375    199,375
         21             105,752    105,752     130,072    203,072
         22             110,347    110,347     133,890    206,890
         23             115,063    115,063     137,834    210,834
         24             119,914    119,914     141,909    214,909
         25             124,918    124,918     146,122    219,122
         26             130,098    130,098     150,484    223,484
         27             135,484    135,484     154,993    227,993
         28             141,107    141,107     159,651    232,651
         29             146,998    146,998     164,448    237,448
         30             153,175    153,175     169,350    242,350
         31             159,603    159,603     174,274    247,274
         32             166,168    166,168     179,090    252,090
         33             172,635    172,635     183,613    256,613
         34             178,687    178,687     187,684    260,684
         35             185,093    185,093     192,497    265,497

ASSUMPTIONS:

(1) assumes no Policy loans have been made.

(2) values reflect guaranteed cost of insurance charges and guaranteed monthly expense charges.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) Death Benefit reflects current Internal Revenue Code requirements based on the cash value accumulation test.

(5) when the Surrender Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FIRST PENN-PACIFIC LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                        WITH LTC BENEFITS RIDER (2 YEAR)
                    FEMALE STANDARD NON-SMOKER ISSUE AGE 65
                            $38,392 INITIAL PREMIUM
                            $73,000 SPECIFIED AMOUNT
                      $73,000 LTC BENEFIT UNDER EOB RIDER
                       $146,000 TOTAL INITIAL LTC BENEFIT
                       VALUES--CURRENT COST OF INSURANCE

                                                            0% HYPOTHETICAL
                                                        GROSS INVESTMENT RETURN
                                               ------------------------------------------
       POLICY                                  ACCOUNT    SURRENDER    DEATH       LTC
        YEAR              AGE       PREMIUM     VALUE       VALUE     BENEFIT    BENEFIT
---------------------   --------   ---------   --------   ---------   --------   --------
          1                65       $38,392    $35,387     $32,405    $73,000    $146,000
          2                66             0     33,668      30,686     73,000     146,000
          3                67             0     31,886      28,904     73,000     146,000
          4                68             0     30,035      27,053     73,000     146,000
          5                69             0     28,097      25,115     73,000     146,000
          6                70             0     26,059      23,077     73,000     146,000
          7                71             0     23,905      20,923     73,000     146,000
          8                72             0     22,147      19,165     73,000     146,000
          9                73             0     20,264      17,282     73,000     146,000
         10                74             0     18,232      15,250     73,000     146,000
         11                75             0     16,018      13,633     73,000     146,000
         12                76             0     13,598      11,809     73,000     146,000
         13                77             0     10,929       9,736     73,000     146,000
         14                78             0      7,980       7,383     73,000     146,000
         15                79             0      4,687       4,687     73,000     146,000
         16                80             0        975         975     73,000     146,000
         17                81             0          0           0          0           0
         18                82             0          0           0          0           0
         19                83             0          0           0          0           0
         20                84             0          0           0          0           0
         21                85             0          0           0          0           0
         22                86             0          0           0          0           0
         23                87             0          0           0          0           0
         24                88             0          0           0          0           0
         25                89             0          0           0          0           0
         26                90             0          0           0          0           0
         27                91             0          0           0          0           0
         28                92             0          0           0          0           0
         29                93             0          0           0          0           0
         30                94             0          0           0          0           0
         31                95             0          0           0          0           0
         32                96             0          0           0          0           0
         33                97             0          0           0          0           0
         34                98             0          0           0          0           0
         35                99             0          0           0          0           0

                                    10% HYPOTHETICAL
                                GROSS INVESTMENT RETURN
                       ------------------------------------------
       POLICY          ACCOUNT    SURRENDER    DEATH       LTC
        YEAR            VALUE       VALUE     BENEFIT    BENEFIT
---------------------  --------   ---------   --------   --------
          1            $ 39,064   $ 36,082    $ 74,277   $147,277
          2              41,205     38,223      76,250    149,250
          3              43,472     40,490      78,324    151,324
          4              45,873     42,890      80,498    153,498
          5              48,411     45,429      82,761    155,761
          6              51,095     48,113      85,124    158,124
          7              53,937     50,955      87,602    160,602
          8              57,298     54,316      90,773    163,773
          9              60,859     57,877      94,100    167,100
         10              64,629     61,647      97,611    170,611
         11              68,613     66,227     101,313    174,313
         12              72,828     71,038     105,221    178,221
         13              77,281     76,089     109,342    182,342
         14              81,994     81,397     113,691    186,691
         15              86,973     86,973     118,270    191,270
         16              92,230     92,230     123,085    196,085
         17              97,770     97,770     128,143    201,143
         18             103,600    103,600     133,460    206,460
         19             109,726    109,726     139,059    212,059
         20             116,160    116,160     144,959    217,959
         21             122,920    122,920     151,189    224,189
         22             130,023    130,023     157,765    230,765
         23             137,490    137,490     164,700    237,700
         24             145,347    145,347     172,007    245,007
         25             153,625    153,625     179,703    252,703
         26             162,363    162,363     187,804    260,804
         27             171,600    171,600     196,309    269,309
         28             181,383    181,383     205,220    278,220
         29             191,762    191,762     214,526    287,526
         30             202,775    202,775     224,189    297,189
         31             214,424    214,424     234,134    307,134
         32             226,002    226,002     243,578    316,578
         33             238,034    238,034     253,170    326,170
         34             251,046    251,046     263,686    336,686
         35             265,304    265,304     275,917    348,917

ASSUMPTIONS:

(1) assumes no Policy loans have been made.

(2) values reflect current cost of insurance charges and current monthly expense charges.

(3) net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

(4) death benefit reflects current Internal Revenue Code requirements based on the cash value accumulation test.

(5) when the Surrender Value is zero, the Policy might lapse in accordance with the Grace Period provisions unless sufficient additional Premium is paid.

    THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, POLICY ACCOUNT VALUE, SURRENDER VALUE, AND LTC BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0% AND 10% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY FIRST PENN-PACIFIC LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                           PART II - OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, as amended, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                      REPRESENTATION AS TO FEES AND CHARGES


First Penn-Pacific Life Insurance Company hereby represents that the fees and charges deducted under the Flexible Premium Variable Universal Life Insurance Policies hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Penn-Pacific Life Insurance Company.


                     REPRESENTATION PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940, as amended (the "1940 Act").

                        UNDERTAKING AS TO INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                     REPRESENTATION AS TO ACTUARIAL MATTERS


Actuarial matters included in this registration statement, including the hypothetical Policy illustrations included in the Prospectus filed herewith, have been examined by Mark J. Oberhellman, Vice President Product Development of the Company, and are included in reliance upon his opinion as to their reasonableness.

                     CONTENTS OF THIS REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

       Facing Sheet
       Cross-Reference Sheet
       Prospectus consisting of ___ pages
       Undertaking to File Reports
       Undertaking As To Indemnification
       Representation As To Fees and Charges
       Representation Pursuant to Rule 6e-3(T)
       Signature Pages
       Exhibits

                                  EXHIBIT LIST

       Exhibits required by paragraph A of the instructions as to Exhibits of Form N-8B-2

       (1) Resolution of the Board of Directors of First Penn-Pacific Life Insurance Company authorizing establishment of First Penn-Pacific Variable Life Insurance Separate Account, as amended and restated on February 22, 2000 (1)

       (2)     Custodian Agreement (not applicable)

       (3)     (a)    Form of Distribution Agreement (1)

               (b)    Form of Broker-Dealer and General Agent Sales Agreement
                      (1)

               (c)    Schedule of Sales Commissions (2)

       (4) Other Agreements between the depositor, principal underwriter, and custodian with respect to Registrant or its securities (not applicable)

       (5)     (a)    Specimen Policy (3)


               (b)    Specimen Convalescent Care Benefits Rider (3)


               (c)    Specimen Extension of Convalescent Care Benefits Rider (3)


               (d) Specimen Extension of Convalescent Care Benefits Rider with Automatic Increasing Benefits (3)


               (e)    Specimen Guarantee Enhancement Rider (3)


       (6)     (a)    Articles of Incorporation of First Penn-Pacific Life
                      Insurance Company (1)


               (b)    By-laws of First Penn-Pacific Life Insurance Company (1)


       (7) Not applicable

       (8) Participation Agreements



               (a)(1) Form of Participation Agreement among Variable Insurance
                      Products Fund II, Fidelity Distributors Corporation, and First Penn-Pacific Life Insurance Company (filed herewith)


               (a)(2) Form of Service Contract by and between Fidelity
                      Distributors Corporation and First Penn-Pacific Securities, Inc. (filed herewith)


               (a)(3) Form of Service Agreement by and between Fidelity
                      Inestments Institutional Operations Company, Inc. and First Penn-Pacific Securities, Inc. (filed herewith)


               (b) Form of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and First Penn-Pacific Life Insurance Company (filed herewith)


               (c) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Money Market Fund, Inc. (filed herewith)


               (d) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Bond Fund, Inc. (filed herewith)


               (e)(1) Form of Participation Agreement by and among AIM Variable
                      Insurance Funds, Inc., AIM Distributors, Inc., First Penn-Pacific Life Insurance Company, on behalf of itself and its separate accounts, and _______________ (filed herewith)


               (e)(2) Form of Administrative Services Agreement by and between
                      First Penn-Pacific Life Insurance Company and AIM Advisors, Inc. (filed herewith)


               (f) Form of Participation Agreement among Delaware Group Premium Fund, First Penn-Pacific Life Insurance Company, and Delaware Distributors, LP(3)


               (g) Form of Participation Agreement by and among First Penn-Pacific Life Insurance Company, American Variable Insurance Series, American Funds Distributors, Inc., and Capital Research and Management Company (filed herewith)




               (h)(1) Form of Participation Agreement by and among Deutsche
                      Asset Management VIT Funds, Bankers Trust Company, and First Penn Pacific Life Insurance Company (filed herewith)


               (h)(2) Form of Administrative Services Agreement by and between
                      Bankers Trust Company and First Penn Pacific Life Insurance Company (filed herewith)


               (i) Form of Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and First Penn-Pacific Life Insurance Company (filed herewith)


               (j)(1) Form of Participation Agreement by and among Franklin
                      Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and First Penn-Pacific Life Insurance Company (filed herewith)


              (j)(2) Form of Administrative Services Agreement by and between Franklin Templeton Services, Inc. and First Penn-Pacific Life Insurance Company

               (k)(1) Form of Participation Agreement by and between Janus Aspen
                      Series and First Penn-Pacific Life Insurance Company (filed herewith)


               (k)(2) Form of Distribution and Shareholder Services Agreement -
                      Service Shares of Janus Aspen Series (filed herewith)


               (l) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Capital Appreciation Fund, Inc. (filed herewith)


               (m) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Equity-Income Fund, Inc. (filed herewith)


               (n) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Global Asset Allocation Fund, Inc. (filed herewith)


               (o) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Social Awareness Fund, Inc. (filed herewith)


               (p) Form of Participation Agreement by and among MFS Variable Insurance Trust, First Penn-Pacific Life Insurance Company, and Massachussetts Financial Services Company (filed herewith)


               (q)(1) Form of Participation Agreement by and among Neuberger
                      Berman Advisors Management Trust, Neuberger Berman Management Inc., and First Penn-Pacific Life Insurance Company (filed herewith)


               (q)(2) Form of Services Agreement by and between Neuberger Berman
                      Management Inc. and First Penn-Pacific Life Insurance Company (filed herewith)





       (9) Other Material Contracts (not applicable)


       (10)(a) Specimen Application for Life Insurance (3)


           (b) Specimen Application for Life Insurance (3)


           (c) Specimen Supplemental Application for Variable Life Insurance (3)


           (d) Specimen Supplement Application for Long Term Care Rider (3)


2.     Opinion and Consent of Counsel (3)


4.     All financial statements omitted from the Prospectus (not applicable)

5.     Not applicable

6.     Financial Data Schedule (not applicable)

7.     [Reserved])

8.     ([Reserved])


9.     Actuarial Opinion and Consent (filed herewith)


10.    Consent of Ernst & Young LLP, Independent Auditors (filed herewith)

--------------------------------------------------------------------------------
(1) Incorporated by reference to Registration Statement on Form S-6 of First Penn-Pacific Variable Life Insurance Separate Account, filed February 25, 2000 (File No. 333-31116)

(2) Incorporated by reference to Amendment No. 1 to Registration Statement on Form N-8b-2 of First Penn Pacific Life Insurance Separate Account, filed this date (File No. 811-9827)


(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form S-6 of First Penn-Pacific Variable Life Insurance Separate Account, filed June 1, 2000 (File No. 333-31116)

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certificates that this Post-Effective Amendment No. 1 meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Pre-Effective Amendment No. 1 to be signed on its behalf in the City of Schaumburg, State of Illinois on the 19th of December, 2000.


                        FIRST PENN-PACIFIC VARIABLE LIFE
                        INSURANCE SEPARATE ACCOUNT
                             (Registrant)

                        BY: FIRST PENN-PACIFIC LIFE INSURANCE COMPANY
                             (Depositor)

                        By: /S/ ROLAND C. BAKER
                            -------------------
                            Roland C. Baker
                            President

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/S/ ROLAND C. BAKER
-----------------------
Roland C. Baker            President and Director              December 19, 2000
                           (Chief Executive Officer)


/S/ STEVEN W. ROGERS
-----------------------
Steven W. Rogers           Second Vice President and           December 19, 2000
                           Chief Financial Officer (Principal
                           Financial Officer and Principal
                           Accounting Officer)


/S/ THOMAS W. FITCH
-----------------------
Thomas W. Fitch            Senior Vice President               December 19, 2000
                           and Director

/S/ RICHARD C. KLEIN
-----------------------
Richard C. Klein           Senior Vice President               December 19, 2000
                           and Director


/S/ JOHN H. GOTTA
-----------------------
John H. Gotta              Director                            December 19, 2000


/S/ LAWRENCE T. ROWLAND
-----------------------
Lawrence T. Rowland        Director                            December 19, 2000


/S/ TODD R. STEPHENSON
-----------------------
Todd R. Stephenson         Director                            December 19, 2000

                                  EXHIBIT LIST





1.(8)(a)(1)    Form of Participation Agreement among Variable Insurance Products
               Fund II, Fidelity Distributors Corporation, and First
               Penn-Pacific Life Insurance Company


1.(8)(a)(2)    Form of Service Contract by and between Fidelity Distributors
               Corporation and First Penn-Pacific Securities, Inc.


1.(8)(a)(3)    Form of Service Agreement by and between Fidelity Inestments
               Institutional Operations Company, Inc. and First Penn-Pacific
               Securities, Inc.


1.(8)(b) Form of Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation, and First Penn-Pacific Life Insurance Company


1.(8)(c) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Money Market Fund, Inc.


1.(8)(d) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Bond Fund, Inc.


1.(8)(e)(1)    Form of Participation Agreement by and among AIM Variable
               Insurance Funds, Inc., AIM Distributors, Inc., First Penn-Pacific
               Life Insurance Company, on behalf of itself and its separate accounts, and _______________


1.(8)(e)(2)    Form of Administrative Services Agreement by and between First
               Penn-Pacific Life Insurance Company and AIM Advisors, Inc.






1.(8)(g) Form of Participation Agreement by and among First Penn-Pacific Life Insurance Company, American Variable Insurance Series, American Funds Distributors, Inc., and Capital Research and Management Company


1.(8)(h)(1)    Form of Participation Agreement by and among Deutsche Asset
               Management VIT Funds, Bankers Trust Company, and First Penn
               Pacific Life Insurance Company


1.(8)(h)(2)    Form of Administrative Services Agreement by and between Bankers
               Trust Company and First Penn Pacific Life Insurance Company


1.(8)(i) Form of Participation Agreement among Variable Insurance Products Fund III, Fidelity Distributors Corporation, and First Penn-Pacific Life Insurance Company


1.(8)(j)(1)    Form of Participation Agreement by and among Franklin Templeton
               Variable Insurance Products Trust, Franklin Templeton
               Distributors, Inc., and First Penn-Pacific Life Insurance Company


1.(8)(j)(2)    Form of Administrative Services Agreement by and
               between Franklin Templeton Services, Inc. and First
               Penn-Pacific Life Insurance Company


1.(8)(k)(1)    Form of Participation Agreement by and between Janus Aspen Series and First Penn-Pacific Life Insurance Company


1.(8)(k)(2)    Form of Distribution and Shareholder Services Agreement - Service
               Shares of Janus Aspen Series


1.(8)(l) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Capital Appreciation Fund, Inc.

1.(8)(m) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Equity-Income Fund, Inc.


1.(8)(n) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Global Asset Allocation Fund, Inc.


1.(8)(o) Form of Participation Agreement between First Penn-Pacific Life Insurance Company and Lincoln National Social Awareness Fund, Inc.


1.(8)(p) Form of Participation Agreement by and among MFS Variable Insurance Trust, First Penn-Pacific Life Insurance Company, and Massachussetts Financial Services Company


1.(8)(q)(1)    Form of Participation Agreement by and among Neuberger Berman
               Advisors Management Trust, Neuberger Berman Management Inc., and
               First Penn-Pacific Life Insurance Company


1.(8)(q)(2)    Form of Services Agreement by and between Neuberger Berman
               Management Inc. and First Penn-Pacific Life Insurance Company





9              Actuarial Opinion and Consent

10             Consent of Ernst & Young LLP, Independent Auditors



76247.1